(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-AR1

                                                                   Exhibit: 99.1

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $1,062,281,000 (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-AR1

                       MERRILL LYNCH MORTGAGE LENDING INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                         ARGENT MORTGAGE COMPANY, L.L.C.
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                     [DEUTSCHE BANK NATIONAL TRUST COMPANY]
                                     TRUSTEE

                              SEPTEMBER [21], 2005

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-AR1

                                IMPORTANT NOTICES

This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-AR1

                                   TERM SHEET
                              SEPTEMBER [21], 2005
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-AR1
                          $1,062,281,000 (APPROXIMATE)
                               SUBJECT TO REVISION

                                                         PAYMENT                           EXPECTED    STATED
                                         WAL (YRS)       WINDOW                              FINAL     FINAL
                 APPROX                  (CALL(4)/      (CALL(4)/     PAYMENT   INTEREST   MATURITY   MATURITY  EXPECTED RATINGS
   CLASS        SIZE ($)       COUPON    MATURITY)      MATURITY)      DELAY     ACCRUAL      (4)       (5)      (MOODY'S / S&P)
-----------  -------------  -----------  ---------  ----------------  -------  ----------  --------  ---------  ----------------
CLASS A-1A     225,973,000                            Information Not Provided Hereby                                Aaa/AAA
CLASS A-1B      25,108,000  LIBOR + [ ]  2.08/2.33   1 - 75/1 - 184      0     Actual/360  Dec-2011  June-2036       Aaa/AAA
                              (1), (2)
CLASS A-2      250,727,000                            Information Not Provided Hereby                                Aaa/AAA
CLASS A-3A1    192,860,000  LIBOR + [ ]  1.00/1.00    1 - 22/1 - 22      0     Actual/360  Jul-2007  June-2036       Aaa/AAA
                              (1), (2)
CLASS A-3A2    115,400,000  LIBOR + [ ]  2.82/2.82   22 - 72/22 - 72     0     Actual/360  Sep-2011  June-2036       Aaa/AAA
                              (1), (2)
CLASS A-3A3     20,119,000  LIBOR + [ ]  6.23/7.95  72 - 75/72 - 145     0     Actual/360  Dec-2011  June-2036       Aaa/AAA
                              (1), (2)
CLASS A-3B      36,487,000  LIBOR + [ ]  1.96/2.06   1 - 75/1 -  145     0     Actual/360  Dec-2011  June-2036       Aaa/AAA
                              (1), (2)
CLASS M-1       78,133,000  LIBOR + [ ]  4.69/5.18  44 - 75/44 - 152     0     Actual/360  Dec-2011  June-2036       Aa2/AA+
                              (1), (3)
CLASS M-2       58,184,000  LIBOR + [ ]  4.44/4.89  41 - 75/41 - 137     0     Actual/360  Dec-2011  June-2036        A2/AA
                              (1), (3)
CLASS B-1       26,044,000  LIBOR + [ ]  4.36/4.75  39 - 75/39 - 121     0     Actual/360  Dec-2011  June-2036       Baa1/A
                              (1), (3)
CLASS B-2       10,528,000  LIBOR + [ ]  4.33/4.68  39 - 75/39 - 111     0     Actual/360  Dec-2011  June-2036       Baa2/A-
                              (1), (3)
CLASS B-3       11,082,000  LIBOR + [ ]  4.32/4.64  38 - 75/38 - 106     0     Actual/360  Dec-2011  June-2036      Baa3/BBB+
                              (1), (3)
CLASS B-4       11,636,000  LIBOR + [ ]  4.30/4.55  38 - 75/38 - 100     0     Actual/360  Dec-2011  June-2036       Ba1/BBB
                              (1), (3)
             -------------
TOTAL:       1,062,281,000
             =============

1)   Subject to the Available Funds Cap and the Maximum Rate Cap.

2) If the 10% optional termination is not exercised on the first Distribution Date on which it is exercisable, the margin on each of the Class A-1A, Class A-1B, Class A-2, Class A-3A1, Class A-3A2, Class A-3A3 and Class A-3B Certificates will increase to 2x its respective margin.

3) If the 10% optional termination is not exercised on the first Distribution Date on which it is exercisable, the margin on each of the Class M-1, Class M-2, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates will increase to 1.5x its respective margin.

4) The Certificates will be priced at 20% HEP for the fixed rate mortgage loans and at 100% PPC (2% CPR in month 1, building linearly (rounded to the nearest hundredth) to 30% CPR in month 12, remaining at 30% CPR until month 22, 50% CPR, from month 23 to month 27, and 35% CPR in month 28 and thereafter) for the adjustable rate mortgage loans. Assumes 10% optional termination occurs.

5)   Latest maturity date for any mortgage loan plus one year.

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-AR1

                                    CONTACTS

MBS/ABS TRADING/SYNDICATE
Scott Soltas                  212-449-3659   scott_soltas@ml.com
Vince Mora                    212-449-1437   vince_morajr@ml.com
Charles Sorrentino            212-449-3659   charles_sorrentino@ml.com
Colin Sheen                   212-449-3659   colin_sheen@ml.com

GLOBAL ASSET BACKED FINANCE
Matt Whalen                   212-449-0752   matthew_whalen@ml.com
Paul Park                     212-449-6380   paul_park@ml.com
Tim Loughlin                  212-449-1646   timothy_loughlin @ml.com
Tom Saywell                   212-449-2122   tom_saywell@ml.com
Alan Chan                     212-449-8140   alan_chan@ml.com
Fred Hubert                   212-449-5071   fred_hubert@ml.com
Alice Chu                     212-449-1701   alice_chu@ml.com
Sonia Lee                     212-449-5067   sonia_lee@ml.com
Keith Singletary              212-449-9431   keith_singletary@ml.com
Calvin Look                   212-449-5029   calvin_look@ml.com
Yimin Ge                      212-449-9401   Yimin_ge @ml.com
Hoi Yee Leung                 212-449-6836   hoiyee_leung@ml.com

MOODY'S
Gulmira Karaguishiyeva        201-395-6354   Gulmira.Karaguishiyeva@moodys.com

FITCH
Julianna Lee                  212-908-0285   Julianna.Lee@fitchratings.com

STANDARD & POOR'S
Rebecca Neary                 212-438-3026   Rebecca_Neary@sandp.com

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-AR1

TITLE OF CERTIFICATES            Merrill Lynch Mortgage Investors, Inc.,
                                 Mortgage Loan Asset-Backed Certificates Series
                                 2005-AR1, consisting of: Class A-1A and Class
                                 A-1B Certificates (collectively, the "Class A-1
                                 Certificates"), Class A-2 Certificates, Class
                                 A-3A1, Class A-3A2 and Class A-3A3 Certificates
                                 (collectively, the "Class A-3A Certificates"
                                 and, together with the Class A-1, the Class A-2
                                 and the Class A-3B Certificates, the "Class A
                                 Certificates"), Class M-1 and Class M-2
                                 Certificates (collectively, the "Class M
                                 Certificates"), and Class B-1, Class B-2, Class
                                 B-3 and Class B-4 Certificates (collectively,
                                 the "Class B Certificates")
                                 The Class A Certificates, the Class M
                                 Certificates and the Class B Certificates are
                                 collectively known as the "Offered
                                 Certificates". The Class M and Class B
                                 Certificates are collectively known as the
                                 "Subordinate Certificates".

LEAD MANAGER                     Merrill Lynch, Pierce, Fenner & Smith
                                 Incorporated

DEPOSITOR
                                 Merrill Lynch Mortgage Investors, Inc.

SELLER                           Merrill Lynch Mortgage Lending Inc.

ORIGINATOR                       Argent Mortgage Company, L.L.C.

SERVICER                         Wilshire Credit Corporation

TRUSTEE                          Deutsche Bank National Trust Company

CUT-OFF DATE                     September 1, 2005

PRICING DATE                     On or about September [26], 2005

CLOSING DATE                     On or about September [29], 2005

DISTRIBUTION DATES               Distribution of principal and interest on
                                 the Certificates will be made on the 25th day
                                 of each month or, if such day is not a business
                                 day, on the first business day thereafter,
                                 commencing in October 2005.

ERISA CONSIDERATIONS             The Offered Certificates will be ERISA eligible
                                 as of the Closing Date. However, investors
                                 should consult with their counsel with respect
                                 to the consequences under ERISA and the
                                 Internal Revenue Code of an ERISA Plan's
                                 acquisition and ownership of such Offered
                                 Certificates.

LEGAL INVESTMENT                 The Offered Certificates will not constitute
                                 "mortgage-related securities" for the purposes
                                 of SMMEA.

TAX STATUS                       For federal income tax purposes, the Trust Fund
                                 will include two or more segregated asset
                                 pools, with respect to which elections will be
                                 made to treat each as a "real estate mortgage
                                 investment conduit" ("REMIC").

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-AR1

OPTIONAL TERMINATION             The Trustee will be required to effect an
                                 auction of the assets of the Trust Fund when
                                 the aggregate stated principal balance of the
                                 Mortgage Loans is less than or equal to 10% of
                                 the aggregate stated principal balance of the
                                 Mortgage Loans as of the Cut-Off Date. The
                                 auction will be effected via a solicitation of
                                 bids from at least three bidders. Any such
                                 auction will result in the termination of the
                                 Trust Fund only if the highest bid received is
                                 at least equal to the sum of (i) the aggregate
                                 outstanding principal balance of the
                                 Certificates, plus accrued interest on the
                                 Certificates, (ii) any unreimbursed
                                 out-of-pocket costs and expenses and the
                                 principal portion of Advances, in each case
                                 previously incurred by the Servicer in the
                                 performance of its servicing obligations, (iii)
                                 certain amounts described in the Prospectus
                                 Supplement, and (iv) the costs incurred by the
                                 Trustee in connection with such auction.

MORTGAGE LOANS                   Fixed rate and adjustable rate, first lien,
                                 sub-prime Mortgage Loans having an aggregate
                                 stated principal balance as of the Cut-Off Date
                                 of approximately $1,108,279,648 originated by
                                 Argent Mortgage Company, L.L.C..

                                 The mortgage pool will be divided into three groups referred to as Group 1, Group 2 and Group 3. Group 1 and Group 2 will consist of fixed rate and adjustable rate mortgage loans that had a principal balance at origination of no more than $359,650 if a single-unit property
                                 (or $539,475 if the property is located in Hawaii or Alaska), $460,400 if a two-unit property (or $690,600 if the property is located in Hawaii or Alaska), $556,500 if a three-unit property (or $834,750 if the property is located in Hawaii or Alaska), or $691,600 if a four-unit property (or $1,037,400 if the property is located in Hawaii or Alaska). Group 3 will consist of fixed rate and adjustable rate mortgage loans that had principal balances at origination that may or may not conform to the criteria specified above for mortgage loans included in Group 1 and Group 2.

MORTGAGE INSURANCE               As of the cut-of date, approximately 48% of the
                                 mortgage loans will be covered by a mortgage
                                 insurance policy issued by Mortgage Guarantee
                                 Insurance Company (MGIC). The Policy will only
                                 cover losses pursuant to formulas described in
                                 such policy, down to 60% of the value of the
                                 related mortgaged property.

TOTAL DEAL SIZE                  Approximately $[1,062,281,000]

ADMINISTRATIVE FEES              The Servicer and Trustee will be paid fees
                                 aggregating 52 bps per annum (payable monthly)
                                 on the stated principal balance of the Mortgage
                                 Loans.

CREDIT ENHANCEMENTS              1.   Mortgage Insurance

                                 2.   Excess interest

                                 3.   Over-Collateralization

                                 4.   Subordination

EXCESS INTEREST                  Excess interest cashflow will be available as
                                 credit enhancement.

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-AR1

OVER-COLLATERALIZATION           The over-collateralization ("O/C") amount is
                                 equal to the excess of the aggregate principal
                                 balance of the Mortgage Loans over the
                                 aggregate principal balance of the
                                 Certificates. On the Closing Date, the
                                 over-collateralization amount will equal
                                 approximately 4.15% of the aggregate principal
                                 balance of the Mortgage Loans as of the Cut-Off
                                 Date. To the extent that over-collateralization
                                 amount is reduced below the
                                 over-collateralization target amount (i.e.,
                                 4.15% of the aggregate principal balance of the
                                 Mortgage Loans as of the Cut-Off Date), excess
                                 cashflow will be directed to build O/C until
                                 the over-collateralization target amount is
                                 restored.

                                 Initial: Approximately 4.15% of aggregate
                                          principal balance of the Mortgage
                                          Loans as of the Cut-Off Date

                                 Target:  4.15% of aggregate principal balance
                                          of the Mortgage Loans as of the
                                          Cut-Off Date before stepdown, 8.30% of
                                          current balance after stepdown

                                 Floor:   0.50% of aggregate principal balance
                                          of the Mortgage Loans as of the
                                          Cut-Off Date

                                 (PRELIMINARY AND SUBJECT TO REVISION)

SUBORDINATION (1):

                                  CLASSES    RATING (M/S)   SUBORDINATION
                                 ---------   ------------   -------------
                                  Class A       Aaa/AAA         21.80%
                                 Class M-1      Aa2/AA+         14.75%
                                 Class M-2       A2/AA           9.50%
                                 Class B-1      Baa1/A           7.15%
                                 Class B-2      Baa2/A-          6.20%
                                 Class B-3     Baa3/BBB+         5.20%
                                 Class B-4      Ba1/BBB          4.15%

(1) The subordination includes the initial over-collateralization level of approximately 4.15%.

CLASS SIZES:

                                  CLASSES    RATING (M/S)   SUBORDINATION
                                 ---------   ------------   -------------
                                  Class A       Aaa/AAA         78.20%
                                 Class M-1      Aa2/AA+          7.05%
                                 Class M-2       A2/AA           5.25%
                                 Class B-1      Baa1/A           2.35%
                                 Class B-2      Baa2/A-          0.95%
                                 Class B-3     Baa3/BBB+         1.00%
                                 Class B-4      Ba1/BBB          1.05%

INTEREST ACCRUAL                 For the Offered Certificates, interest will
                                 initially accrue from the Closing Date to (but
                                 excluding) the first Distribution Date, and
                                 thereafter, from the prior Distribution Date to
                                 (but excluding) the current Distribution Date.

COUPON STEP UP                   If the 10% optional termination does not occur
                                 on the first distribution date on which it is
                                 possible, (i) the margin on each class of the
                                 Class A Certificates will increase to 2x its
                                 respective margin, and (ii) the margin on each
                                 class of the Class M and Class B Certificates
                                 will increase to 1.5x its respective margin.

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-AR1

AVAILABLE FUNDS CAP              The per annum rate equal to 12 times the
                                 quotient of (x) the total scheduled interest
                                 based on the net mortgage rates in effect on
                                 the related due date, divided by (y) the
                                 aggregate certificate principal balance of the
                                 Offered Certificates as of the first day of the
                                 applicable accrual period multiplied by 30 and
                                 divided by the actual number of days in the
                                 related accrual period.

                                 "Net Mortgage Rate" means, with respect to any mortgage loan the mortgage rate on such mortgage loan less the administrative fees.

CAP CONTRACT                     The trust fund will own a one-month LIBOR cap
                                 contract purchased for the benefit of the
                                 Offered Certificates. After the Closing Date,
                                 the notional amount of the Cap Contract will
                                 amortize down pursuant to an amortization
                                 schedule that is generally estimated to decline
                                 in relation to the amortization of the Offered
                                 Certificates. In the event that, due to faster
                                 than expected amortization, the balance of the
                                 Offered Certificates is below the notional
                                 balance of the Cap Contract the Cap Contract
                                 Counterparty will reduce the notional balance
                                 of the Cap Contract to equal the balance of the
                                 Offered Certificates. Payments received on the
                                 cap contract will be available to pay amounts
                                 to the holders of the Offered Certificates, in
                                 respect of shortfalls arising as a result of
                                 the Available Funds Cap, as described herein
                                 (except to the extent attributable to the fact
                                 that Realized Losses are not allocated to the
                                 Class A Certificates after the Subordinate
                                 Certificates have been written down to zero).

MAXIMUM RATE CAP                 The per annum rate equal to 12 times the
                                 quotient of (x) the total scheduled interest
                                 based on the net maximum lifetime mortgage
                                 rates for the adjustable rate Mortgage Loans
                                 and the net mortgage rates for the fixed rate
                                 Mortgage Loans in effect on the related due
                                 date, divided by (y) aggregate principal
                                 balance of the Mortgage Loans as of the first
                                 day of the applicable accrual period multiplied
                                 by 30 and divided by the actual number of days
                                 in the related accrual period. Any interest
                                 shortfall due to the Maximum Rate Cap will not
                                 be reimbursed.

SHORTFALL REIMBURSEMENT          If on any Distribution Date the pass-through
                                 rate for any class of Offered Certificates is
                                 limited by the Available Funds Cap, (1) the
                                 amount of such interest that would have been
                                 distributed if the pass-through rate had not
                                 been so limited by the Available Funds Cap, up
                                 to but not exceeding the greater of (a) the
                                 Maximum Rate Cap and (b) the sum of (i) the
                                 Available Funds Cap and (ii) the product of (A)
                                 a fraction, the numerator of which is 360 and
                                 the denominator of which is the actual number
                                 of days in the related accrual period and (B)
                                 the quotient obtained by dividing (I) an amount
                                 equal to the proceeds, if any, payable under
                                 the Cap Contract with respect to such
                                 Distribution Date by (II) the aggregate
                                 Certificate principal balance of Offered
                                 Certificates to which such Cap Contract relates
                                 for such Distribution Date over (2) the amount
                                 of interest such class was entitled to receive
                                 on such Distribution Date based on the
                                 Available Funds Cap together with the unpaid
                                 portion of any such excess from prior
                                 Distribution Dates and interest accrued thereon
                                 at the then applicable Pass-Through Rate for
                                 such class, without giving effect to the
                                 Available Funds Cap (such amount is the
                                 "Carryover"), shall be reimbursed to the extent
                                 of amounts paid under the Cap Contract not
                                 otherwise allocated on such Distribution Date.
                                 Such reimbursement will be paid only on a
                                 subordinated basis. No such Carryover with
                                 respect to a Class will be paid to such Class
                                 once the Certificate principal balance thereof
                                 has been reduced to zero.

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-AR1

CASHFLOW PRIORITY                1.   Servicing Fees, Trustee Fees and any
                                      mortgage insurance fees, as applicable.

                                 2.   Available interest funds, as follows:
                                      monthly interest, including any unpaid
                                      monthly interest from prior months,
                                      concurrently, to the Class A Certificates;
                                      then monthly interest, including any
                                      unpaid monthly interest from prior months, to the Class M-1 Certificates, then to the Class M-2 Certificates, then to the Class
                                      B-1 Certificates, then to the Class B-2
                                      Certificates, then to the Class B-3
                                      Certificates and then to the Class B-4
                                      Certificates.

                                 3.   Available principal funds, as follows:
                                      monthly principal to the Class A
                                      Certificates as described under "PRINCIPAL
                                      PAYDOWN", then monthly principal to the
                                      Class M-1 Certificates, then monthly
                                      principal to the Class M-2 Certificates, then monthly principal to the Class B-1
                                      Certificates, then monthly principal to
                                      the Class B-2 Certificates, then monthly principal to the Class B-3 Certificates, and then monthly principal to the Class
                                      B-4 Certificates, in each case as
                                      described under "PRINCIPAL PAYDOWN."

                                 4. Excess interest in the order as described under "PRINCIPAL PAYDOWN" if necessary to restore O/C to the required level.

                                 5.   Excess interest to pay subordinate
                                      principal shortfalls.

                                 6. Excess interest to pay Carryover resulting from imposition of the Available Funds
                                      Cap.

                                 7.   Any remaining amount will be paid in
                                      accordance with the Pooling and Servicing
                                      Agreement and will not be available for
                                      payment to holders of the Offered
                                      Certificates.

                                 Payments received on the Cap Contract will only be available to the classes of Offered
                                 Certificates to pay amounts in respect of Carryovers other than any Carryovers resulting from the fact that realized losses are not allocated to the Class A Certificates after the Subordinate Certificates have been written down to zero. Any excess of amounts received on the Cap Contract over amounts needed to pay such Carryovers on the classes of Offered
                                 Certificates will be distributed in respect of other classes of certificates not described herein.

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-AR1

PRINCIPAL PAYDOWN

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS NOT MET:

     1) The Group 1 Principal Distribution Percentage of (i) scheduled and unscheduled principal received from the Mortgage Loans and (ii) excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A-1 Certificates.

     2) The Group 2 Principal Distribution Percentage of (i) scheduled and unscheduled principal received from the Mortgage Loans and (ii) excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A-2 Certificates.

     3) The Group 3 Principal Distribution Percentage of (i) scheduled and unscheduled principal received from the Mortgage Loans and (ii) excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A-3 Certificates.

     Group 1 Principal Distribution Percentage means with respect to any Distribution Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal received with respect to Group 1 mortgage loans and distributable on such Distribution Date, and the denominator of which is the amount of scheduled and unscheduled principal received from all of the Mortgage Loans and distributable on such Distribution Date.

     Group 2 Principal Distribution Percentage means with respect to any Distribution Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal received with respect to Group 2 mortgage loans and distributable on such Distribution Date, and the denominator of which is the amount of scheduled and unscheduled principal received from all of the Mortgage Loans and distributable on such Distribution Date.

     Group 3 Principal Distribution Percentage means with respect to any Distribution Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal received with respect to Group 3 mortgage loans and distributable on such Distribution Date, and the denominator of which is the amount of scheduled and unscheduled principal received from all of the Mortgage Loans and distributable on such Distribution Date.

     Principal distributions allocated to the Class A-1 Certificates will be distributed pro rata between the Class A-1A and Class A-1B Certificates; provided that in the event that a Class A Trigger Event (as defined below) has occurred, any amounts allocated to the Class A-1 Certificates will be distributed to the Class A-1A and Class A-1B Certificates sequentially.

     Principal distributions allocated to the Class A-3 Certificates will be distributed pro rata between the Class A-3A and Class A-3B Certificates; provided that in the event that a Class A Trigger Event (as defined below) has occurred, any amounts allocated to the Class A-3 Certificates will be distributed to the Class A-3A and Class A-3B Certificates sequentially. Principal allocated to the Class A-3A Certificates will be distributed to the Class A-3A1 Certificates until the Certificate principal balance thereof has been reduced to zero, then to the Class A-3A2 Certificates until the Certificate principal balance thereof has been reduced to zero, then to the Class A-3A3 Certificates until the Certificate principal balance thereof has been reduced to zero; provided, however that on and after the Distribution Date on which the aggregate certificate principal balance of the Class M and Class B Certificates (including overcollateralization) has been reduced to zero, any amounts allocated to the Class A-3A Certificates will be distributed to the Class A-3A1, Class A-3A2 and Class A-3A3 Certificates pro rata.

     After the Certificate principal balance of either the Class A-1, Class A-2 or Class A-3 Certificates has been reduced to zero, the amounts remaining referred to in (1), (2) or (3) above, as applicable, will be distributed pro rata to the Class A-1, Class A-2 or Class A-3 Certificates (i.e., whichever such class or classes remain outstanding), as the case may be. After the aggregate Certificate principal balance of the Class A-1, Class A-2 and Class A-3 Certificates have all been reduced to zero, the amounts remaining referred to in (1), (2) and (3) above will be distributed sequentially to the Class M-1, Class M-2, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates.

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-AR1

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET:

All Certificates will be entitled to receive payments of principal, in the following order of priority: first to the Class A Certificates, second to the Class M-1 Certificates, third to the Class M-2 Certificates, fourth to the Class B-1 Certificates, fifth to the Class B-2 Certificates, sixth to the Class B-3 Certificates and seventh to the Class B-4 Certificates, in each case up to amounts necessary to maintain the subordination for each class at its required level. Such required levels of subordination are approximately as follows:

CLASS A     43.60%*
CLASS M-1   29.50%*
CLASS M-2   19.00%*
CLASS B-1   14.30%*
CLASS B-2   12.40%*
CLASS B-3   10.40%*
CLASS B-4    8.30%*

*    includes overcollateralization of 4.15%

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-AR1

THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET IF:

i)   The Distribution Date is on or after the October 2008 Distribution Date;

ii) The applicable Subordinate Class Principal Distribution Date has occurred (as described below); and

iii) A Stepdown Loss Trigger Event does not exist.

SUBORDINATE CLASS PRINCIPAL   The first Distribution Date on which the senior
DISTRIBUTION DATE             specified enhancement percentage (i.e., the sum of
                              the outstanding principal balance of the
                              Subordinate Certificates and the O/C amount
                              divided by the aggregate stated principal balance
                              of the Mortgage Loans, as of the end of the
                              related due period) is greater than or equal to
                              the Senior Specified Enhancement Percentage
                              (including O/C), which is equal to two times the
                              initial Class A subordination percentage.

                              SENIOR SPECIFIED ENHANCEMENT PERCENTAGE:
                              [43.60%]
                              or
                              ([17.65%]+[4.15%])*2

STEPDOWN LOSS TRIGGER EVENT   The situation that exists with respect to any
<PRELIMINARY AND SUBJECT TO   Distribution Date after the Stepdown Date, if (a)
REVISION>                     the quotient of (1) the aggregate Stated Principal
                              Balance of all Mortgage Loans 60 or more days
                              delinquent, measured on a rolling three month
                              basis (including Mortgage Loans in foreclosure and
                              REO Properties) and (2) the Stated Principal
                              Balance of all the Mortgage Loans as of the
                              preceding Servicer Remittance Date, equals or
                              exceeds the product of (i) [41.65]% and (ii) the
                              Required Percentage or (b) the quotient (expressed
                              as a percentage)of (1) the aggregate Realized
                              Losses incurred from the Cut-off Date through the
                              last day of the calendar month preceding such
                              Distribution Date and (2) the aggregate principal
                              balance of the Mortgage Loans as of the Cut-off
                              Date exceeds the Required Loss Percentage shown
                              below.

                              DISTRIBUTION DATE OCCURRING     REQUIRED LOSS PERCENTAGE
                              October 2008 - September 2009   [2.65]% with respect to October 2008, plus an additional 1/12th of [1.45]% for each month thereafter
                              October 2009 - September 2010   [4.10]% with respect to October 2009, plus an additional 1/12th of [1.20]% for each month thereafter
                              October 2010 - September 2011   [5.30]% with respect to October 2010, plus an additional 1/12th of [0.75]% for each month thereafter
                              October 2011 - September 2012   [6.05]% with respect to October 2011, plus an additional 1/12th of [0.05]% for each month thereafter
                              October 2012 and thereafter     [6.10]%

CLASS A TRIGGER EVENT         A Class A Trigger Event is identical to a Step
                              Down Loss Trigger Event provided that during the
                              period from October 2005 - September 2008 a
                              Required Loss Percentage of [2.65]% shall be in
                              effect.

                                     <PRELIMINARY AND SUBJECT TO REVISION>
PROSPECTUS                    The Offered Certificates will be offered pursuant
                              to a Prospectus which includes a Prospectus
                              Supplement (together, the "Prospectus"). Complete
                              information with respect to the Offered
                              Certificates and the Mortgage Loans is contained
                              in the Prospectus. The foregoing is qualified in
                              its entirety by the information appearing in the
                              Prospectus. To the extent that the foregoing is
                              inconsistent with the Prospectus, the Prospectus
                              shall govern in all respects. Sales of the Offered
                              Certificates may not be consummated unless the
                              purchaser has received the Prospectus.

MORTGAGE LOAN TABLES          The following tables describe the mortgage loans
                              and the related mortgaged properties as of the
                              close of business on the Cut-off Date. The sum of
                              the columns below may not equal the total
                              indicated due to rounding.

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-AR1
                       TOTAL COLLATERAL SUMMARY

Aggregate Outstanding Principal Balance   $1,108,279,648
Aggregate Original Principal Balance      $1,110,443,728
Number of Mortgage Loans                           5,253

                                MINIMUM    MAXIMUM   AVERAGE (1)
                               --------   --------   -----------
Original Principal Balance      $60,000   $765,000     $211,392
Outstanding Principal Balance   $59,589   $760,179     $210,980

                                MINIMUM    MAXIMUM   WEIGHTED AVERAGE (2)
                               --------   --------   --------------------
Original Term (mos)                180        360              359
Stated remaining Term (mos)        173        357              355
Loan Age (mos)                       3          9                4
Current Interest Rate            4.990%    11.600%           7.179%
Initial Interest Rate Cap(4)     2.000%     2.000%           2.000%
Periodic Rate Cap(4)             1.000%     1.000%           1.000%
Gross Margin(4)                  1.500%     7.125%           5.804%
Maximum Mortgage Rate(4)        10.990%    16.450%          13.134%
Minimum Mortgage Rate(4)         4.990%    10.450%           7.134%
Months to Roll(4)                   15         33               23
Original Loan-to-Value           26.09%    100.00%           86.68%
Credit Score (3)                   500        806              632

                 EARLIEST      LATEST
                ----------   ----------
Maturity Date   02/01/2020   06/01/2035

LIEN POSITION   PERCENT OF MORTGAGE POOL
-------------   ------------------------
1st Lien                 100.00%

OCCUPANCY     PERCENT OF MORTGAGE POOL
---------     ------------------------
Primary                93.80%
Second Home             1.03%
Investment              5.17%

LOAN TYPE    PERCENT OF MORTGAGE POOL
---------    ------------------------
Fixed Rate            16.46%
ARM                   83.54%

AMORTIZATION TYPE   PERCENT OF MORTGAGE POOL
-----------------   ------------------------
Fully Amortizing             53.57%
Interest Only                46.43%

YEAR OF ORIGINATION   PERCENT OF MORTGAGE POOL
-------------------   ------------------------
2004                           0.19%
2005                          99.81%

LOAN PURPOSE            PERCENT OF MORTGAGE POOL
------------            ------------------------
Purchase                         34.89%
Refinance - Rate/Term             3.42%
Refinance - Cashout              61.68%

PROPERTY TYPE             PERCENT OF MORTGAGE POOL
-------------             ------------------------
Single Family Residence            72.63%
Single Family Attached              0.17%
Condo                               7.64%
2-4 Family                          8.22%
PUD                                 0.39%
Deminimus PUD                       9.89%
Manufactured Housing                1.06%

(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  Minimum and Weighting only for loans with scores.

(4)  ARM Loans only

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-AR1
                       TOTAL COLLATERAL SUMMARY

MORTGAGE RATES

                                           AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                             NUMBER OF     PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                              MORTGAGE      BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
RANGE OF MORTGAGE RATES        LOANS      OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
-----------------------      ---------  --------------  ----------  --------  --------  -----------  --------  -------  -------
5.500% or less                    38    $   12,494,736      1.13%     5.350%     674      $328,809    79.82%    90.03%   83.11%
5.501% to 6.000%                 286        80,659,487      7.28      5.837      655       282,026    82.07     82.48    67.51
6.001% to 6.500%                 595       160,839,301     14.51      6.314      651       270,318    83.99     61.55    63.27
6.501% to 7.000%               1,060       255,853,557     23.09      6.799      639       241,371    85.40     55.78    55.12
7.001% to 7.500%               1,099       232,735,245     21.00      7.293      627       211,770    87.16     53.58    45.18
7.501% to 8.000%               1,121       208,541,773     18.82      7.773      617       186,032    89.01     45.79    33.12
8.001% to 8.500%                 579        92,570,359      8.35      8.262      616       159,880    90.08     39.85    26.23
8.501% to 9.000%                 311        44,662,003      4.03      8.747      610       143,608    91.70     36.52    12.75
9.001% to 9.500%                  95        11,837,642      1.07      9.244      600       124,607    90.64     38.64    12.50
9.501% to 10.000%                 48         5,663,113      0.51      9.774      597       117,982    91.46     37.93    12.62
10.001% to 10.500%                15         1,831,296      0.17     10.268      615       122,086    90.80     38.21    33.22
10.501% to 11.000%                 5           416,758      0.04     10.713      604        83,352    90.78     31.14     0.00
11.501% to 12.000%                 1           174,378      0.02     11.600      555       174,378    90.00      0.00     0.00
                               -----    --------------    ------     ------      ---      --------    -----     -----    -----
TOTAL:                         5,253    $1,108,279,648    100.00%     7.179%     632      $210,980    86.68%    54.18%   46.43%
                               =====    ==============    ======     ======      ===      ========    =====     =====    =====

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.990% per annum to 11.600% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.179% per annum.

REMAINING MONTHS TO STATED MATURITY

                                           AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                             NUMBER OF     PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
RANGE OF REMAINING TERMS      MORTGAGE      BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
(MONTHS)                       LOANS      OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
------------------------     ---------  --------------  ----------  --------  --------  -----------  --------  -------  -------
169 to 180                        23    $    2,921,559      0.26%    7.751%      622      $127,024    89.09%    67.27%   18.46%
229 to 240                        29         3,696,253      0.33     7.473       613       127,457    87.31     74.16    17.47
289 to 300                         1           140,366      0.01     8.250       555       140,366    85.00    100.00     0.00
349 to 360                     5,200     1,101,521,470     99.39     7.177       632       211,831    86.67     54.07    46.61
                               -----    --------------    ------     -----       ---      --------    -----    ------   ------
TOTAL:                         5,253    $1,108,279,648    100.00%    7.179%      632      $210,980    86.68%    54.18%   46.43%
                               =====    ==============    ======     =====       ===      ========    =====    ======   ======

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 173 months to 357 months and the weighted average remaining term to stated maturity of the Mortgage Loans was approximately 355 months.

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-AR1
                       TOTAL COLLATERAL SUMMARY

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                           AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                             NUMBER OF     PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
RANGE OF ORIGINAL MORTGAGE    MORTGAGE      BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
LOAN PRINCIPAL BALANCES        LOANS      OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
--------------------------   ---------  --------------  ----------  --------  --------  -----------  --------  -------  -------
$50,001 to $100,000              831    $   65,996,771      5.95%    7.965%      608      $ 79,418    89.48%    71.58%    9.13%
$100,001 to $150,000           1,215       152,450,113     13.76     7.520       621       125,473    87.92     63.95    30.86
$150,001 to $200,000             956       165,271,122     14.91     7.357       628       172,878    87.01     58.05    42.12
$200,001 to $250,000             655       147,351,731     13.30     7.141       629       224,964    86.05     56.42    48.82
$250,001 to $300,000             484       132,156,608     11.92     7.120       633       273,051    86.52     50.74    47.64
$300,001 to $350,000             376       122,274,961     11.03     6.977       635       325,199    85.56     46.22    54.31
$350,001 to $400,000             303       113,078,009     10.20     6.936       645       373,195    86.40     45.10    57.17
$400,001 to $450,000             191        80,632,078      7.28     6.972       639       422,157    86.41     47.21    56.57
$450,001 to $500,000             107        50,999,964      4.60     6.832       651       476,635    86.06     41.37    64.52
$500,001 to $550,000              51        26,740,768      2.41     6.857       638       524,329    86.35     54.83    62.64
$550,001 to $600,000              47        26,995,861      2.44     6.726       629       574,380    86.27     51.32    57.81
$600,001 to $650,000              25        15,628,013      1.41     6.724       645       625,121    85.71     64.00    59.85
$650,001 to $700,000               3         2,042,750      0.18     6.720       667       680,917    84.97     32.80   100.00
$700,001 to $750,000               8         5,900,720      0.53     6.513       668       737,590    78.21     49.77    62.58
$750,001 to $800,000               1           760,179      0.07     6.900       530       760,179    85.00    100.00     0.00
                               -----    --------------    ------     -----       ---      --------    -----    ------   ------
TOTAL:                         5,253    $1,108,279,648    100.00%    7.179%      632      $210,980    86.68%    54.18%   46.43%
                               =====    ==============    ======     =====       ===      ========    =====    ======   ======

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $59,589 to approximately $760,179 and the average outstanding principal balance of the Mortgage Loans was approximately $210,980.

PRODUCT TYPES

                                           AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                             NUMBER OF     PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                              MORTGAGE      BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
PRODUCT TYPES                  LOANS      OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
-------------                ---------  --------------  ----------  --------  --------  -----------  --------  -------  -------
15 to 19 Year Fixed Loans         21    $    2,507,559      0.23%    7.754%      618      $119,408    88.94%    72.48%    5.00%
20 to 24 Year Fixed Loans         25         2,993,097      0.27     7.622       605       119,724    89.17     78.78     5.53
25 to 29 Year Fixed Loans          1           140,366      0.01     8.250       555       140,366    85.00    100.00     0.00
30 Year Fixed Loans            1,007       176,821,251     15.95     7.398       625       175,592    87.60     76.78    19.05
2/28 LIBOR ARM                 3,097       682,128,885     61.55     7.100       634       220,255    86.26     48.12    54.77
3/27 LIBOR ARM                 1,102       243,688,490     21.99     7.232       631       221,133    87.14     54.21    43.93
                               -----    --------------    ------     -----       ---      --------    -----    ------   ------
TOTAL:                         5,253    $1,108,279,648    100.00%    7.179%      632      $210,980    86.68%    54.18%   46.43%
                               =====    ==============    ======     =====       ===      ========    =====    ======   ======

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-AR1
                       TOTAL COLLATERAL SUMMARY

AMORTIZATION TYPE

                                           AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                             NUMBER OF     PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                              MORTGAGE      BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
AMORTIZATION TYPE              LOANS      OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
-----------------            ---------  --------------  ----------  --------  --------  -----------  --------  -------  -------
Fully Amortizing               3,236    $  593,674,616     53.57%    7.419%      603      $183,459    90.38%    63.74%    0.00%
24 Month Interest-Only         1,452       372,381,863     33.60     6.908       664       256,461    82.63     39.28   100.00
36 Month Interest-Only           436       108,251,908      9.77     6.875       670       248,284    82.77     47.21   100.00
60 Month Interest-Only           129        33,971,260      3.07     6.928       668       263,343    78.95     72.57   100.00
                               -----    --------------    ------     -----       ---      --------    -----     -----   ------
TOTAL:                         5,253    $1,108,279,648    100.00%    7.179%      632      $210,980    86.68%    54.18%   46.43%
                               =====    ==============    ======     =====       ===      ========    =====     =====   ======

ADJUSTMENT TYPE

                                           AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                             NUMBER OF     PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                              MORTGAGE      BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
ADJUSTMENT TYPE                LOANS      OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
---------------              ---------  --------------  ----------  --------  --------  -----------  --------  -------  -------
Fixed Rate                     1,054    $  182,462,273     16.46%    7.407%      624      $173,114    87.64%    76.77%   18.62%
ARM                            4,199       925,817,375     83.54     7.134       633       220,485    86.49     49.72    51.91
                               -----    --------------    ------     -----       ---      --------    -----     -----    -----
TOTAL:                         5,253    $1,108,279,648    100.00%    7.179%      632      $210,980    86.68%    54.18%   46.43%
                               =====    ==============    ======     =====       ===      ========    =====     =====    =====

MORTGAGE INSURANCE

                                           AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                             NUMBER OF     PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                              MORTGAGE      BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
MORTGAGE INSURANCE COMPANY     LOANS      OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
--------------------------   ---------  --------------  ----------  --------  --------  -----------  --------  -------  -------
No Mortgage Insurance          2,944    $  576,791,208     52.04%    7.201%      646      $195,921    83.96%    40.09%   63.49%
Mortgage Guaranty
   Insurance Corp.             2,309       531,488,440     47.96     7.156       617       230,181    89.63     69.46    27.92
                               -----    --------------    ------     -----       ---      --------    -----     -----    -----
TOTAL:                         5,253    $1,108,279,648    100.00%    7.179%      632      $210,980    86.68%    54.18%   46.43%
                               =====    ==============    ======     =====       ===      ========    =====     =====    =====

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-AR1
                       TOTAL COLLATERAL SUMMARY

GEOGRAPHIC DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                           AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                             NUMBER OF     PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                              MORTGAGE      BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
GEOGRAPHIC DISTRIBUTION        LOANS      OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
-----------------------      ---------  --------------  ----------  --------  --------  -----------  --------  -------  -------
Alabama                           57    $    6,026,624      0.54%    8.117%      603      $105,730    90.85%    68.26%   13.18%
Alaska                             5         1,390,248      0.13     6.618       639       278,050    86.95    100.00    37.40
Arizona                          329        50,930,232      4.60     7.045       638       154,803    87.49     65.78    43.55
Arkansas                           9         1,026,576      0.09     7.705       608       114,064    88.50     63.28    11.22
California                     1,096       357,626,978     32.27     6.755       644       326,302    84.27     45.42    68.42
Colorado                          97        18,262,212      1.65     7.011       639       188,270    85.79     45.52    63.50
Connecticut                       35         7,391,708      0.67     7.597       622       211,192    88.78     63.95    29.52
Delaware                          18         2,863,376      0.26     7.276       610       159,076    87.98     80.02    23.22
Florida                          784       145,463,278     13.13     7.303       629       185,540    88.08     57.38    39.19
Georgia                           59         8,794,951      0.79     7.446       635       149,067    85.94     50.41    59.25
Hawaii                            30        10,691,014      0.96     6.879       646       356,367    82.53     74.72    54.59
Idaho                              8         1,155,228      0.10     7.089       636       144,404    87.13     71.30    18.52
Illinois                         413        74,872,030      6.76     7.638       617       181,288    88.71     53.19    28.66
Indiana                          113        10,423,172      0.94     7.749       609        92,240    90.51     78.14     7.45
Iowa                              47         4,794,395      0.43     8.035       590       102,008    90.55     77.70     4.08
Kansas                            21         2,588,895      0.23     7.927       595       123,281    90.98     91.33     6.16
Kentucky                          36         4,135,695      0.37     7.604       590       114,880    89.91     91.37     5.26
Louisiana                         72         8,114,740      0.73     8.084       607       112,705    89.55     57.10    15.32
Maine                              8         1,558,053      0.14     7.207       600       194,757    87.19     82.33    25.12
Maryland                         184        40,272,607      3.63     7.293       619       218,873    87.40     62.39    37.65
Massachusetts                     32        10,586,807      0.96     7.249       667       330,838    83.61     35.07    82.25
Michigan                         220        28,806,979      2.60     7.345       621       130,941    89.18     71.33    31.10
Minnesota                        142        27,043,552      2.44     7.247       635       190,448    87.25     48.57    51.20
Mississippi                       12         1,542,868      0.14     7.777       592       128,572    91.49    100.00     0.00
Missouri                          67         7,865,237      0.71     7.623       609       117,392    89.80     83.49    26.61
Montana                            2           252,566      0.02     6.517       611       126,283    87.20    100.00     0.00
Nebraska                           7           753,623      0.07     7.966       631       107,660    91.89     40.72    34.80
Nevada                           120        24,425,019      2.20     7.155       647       203,542    84.58     43.20    73.19
New Hampshire                      7         1,715,246      0.15     7.368       632       245,035    87.03     67.48    59.98
New Jersey                       165        44,222,778      3.99     7.573       620       268,017    88.54     56.32    29.62
New Mexico                         9         1,247,221      0.11     7.323       644       138,580    88.59     57.82    39.06
New York                         315       100,746,064      9.09     7.214       628       319,829    87.72     49.37    28.61
North Carolina                    59         7,608,315      0.69     7.558       631       128,954    89.38     65.58    34.85
North Dakota                       2           192,736      0.02     7.771       643        96,368    82.53     50.56    49.44
Ohio                              94        11,593,017      1.05     7.583       601       123,330    89.58     73.08     1.10
Oklahoma                          39         3,833,080      0.35     7.769       604        98,284    90.97     70.62     9.16
Oregon                            21         3,669,574      0.33     7.267       655       174,742    84.31     78.90    55.26
Pennsylvania                     145        18,557,505      1.67     7.612       597       127,983    87.89     66.97    10.88
Rhode Island                      26         5,989,349      0.54     7.268       628       230,360    84.86     66.79    55.66
South Carolina                    15         1,652,220      0.15     7.782       606       110,148    86.97     79.48    38.60
South Dakota                       1           102,364      0.01     8.800       603       102,364    95.00    100.00     0.00
Tennessee                         54         5,531,833      0.50     7.867       610       102,441    89.09     60.04    19.68
Texas                             89        11,941,739      1.08     8.067       630       134,177    87.82     46.81    38.40
Utah                              43         7,827,461      0.71     7.367       647       182,034    85.58     48.59    68.75
Vermont                            3           635,563      0.06     8.085       633       211,854    81.66     36.59    63.41
Washington                        71        12,514,624      1.13     7.185       639       176,262    86.78     71.28    39.09
Wisconsin                         66         8,332,689      0.75     7.884       605       126,253    90.01     58.09    14.49
Wyoming                            6           707,606      0.06     7.551       596       117,934    90.81     80.99     0.00
                               -----    --------------    ------     -----       ---      --------    -----    ------    -----
TOTAL:                         5,253    $1,108,279,648    100.00%    7.179%      632      $210,980    86.68%    54.18%   46.43%
                               =====    ==============    ======     =====       ===      ========    =====    ======    =====

No more than approximately 0.30% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2005-AR1
                      TOTAL COLLATERAL SUMMARY

ORIGINAL LOAN-TO-VALUE RATIOS

                                           AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                             NUMBER OF     PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
RANGE OF ORIGINAL             MORTGAGE      BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
LOAN-TO-VALUE RATIOS           LOANS      OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
--------------------         ---------  --------------  ----------  --------  --------  -----------  --------  -------  -------
50.00% or less                    23    $    5,193,889      0.47%    6.534%      670      $225,821    42.49%    62.20%   100.00%
50.01% to 55.00%                  10         1,973,916      0.18     6.908       666       197,392    52.67     75.64    100.00
55.01% to 60.00%                  11         2,985,618      0.27     6.574       649       271,420    58.65     68.11    100.00
60.01% to 65.00%                  27         6,414,054      0.58     6.505       659       237,558    63.15     50.72    100.00
65.01% to 70.00%                  40        10,428,779      0.94     6.609       649       260,719    68.18     58.29    100.00
70.01% to 75.00%                  67        18,511,765      1.67     6.543       659       276,295    73.62     55.26    100.00
75.01% to 80.00%               1,115       272,414,672     24.58     6.801       672       244,318    79.86     33.14    100.00
80.01% to 85.00%                 793       166,193,294     15.00     7.010       603       209,575    84.43     69.65     28.20
85.01% to 90.00%               1,893       368,173,330     33.22     7.366       610       194,492    89.62     62.81     23.68
90.01% to 95.00%               1,220       248,547,712     22.43     7.515       634       203,728    94.81     52.72     25.20
95.01% to 100.00%                 54         7,442,619      0.67     8.094       646       137,826    99.97     77.50      0.00
                               -----    --------------    ------     -----       ---      --------    -----     -----    ------
TOTAL:                         5,253    $1,108,279,648    100.00%    7.179%      632      $210,980    86.68%    54.18%    46.43%
                               =====    ==============    ======     =====       ===      ========    =====     =====    ======

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 26.09% to 100.00%.

LOAN PURPOSE

                                           AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                             NUMBER OF     PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                              MORTGAGE      BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
LOAN PURPOSE                   LOANS      OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
------------                 ---------  --------------  ----------  --------  --------  -----------  --------  -------  -------
Refinance - Cashout            3,248    $  683,616,957     61.68%    7.163%      619      $210,473    87.59%    64.66%   32.87%
Purchase                       1,781       386,731,902     34.89     7.212       655       217,143    85.18     35.17    69.83
Refinance - Rate Term            224        37,930,789      3.42     7.128       627       169,334    85.74     58.98    52.35
                               -----    --------------    ------     -----       ---      --------    -----     -----    -----
TOTAL:                         5,253    $1,108,279,648    100.00%    7.179%      632      $210,980    86.68%    54.18%   46.43%
                               =====    ==============    ======     =====       ===      ========    =====     =====    =====

PROPERTY TYPE

                                           AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                             NUMBER OF     PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                              MORTGAGE      BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
PROPERTY TYPE                  LOANS      OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
-------------                ---------  --------------  ----------  --------  --------  -----------  --------  -------  -------
Single Family Residence        3,857    $  804,920,627     72.63%    7.137%      629      $208,691    86.69%    55.56%   46.75%
Single Family Attached            10         1,833,717      0.17     7.339       605       183,372    85.37     69.55    52.50
Condo                            464        84,713,177      7.64     7.448       637       182,572    87.36     52.58    46.49
2-4 Family                       336        91,094,951      8.22     7.440       643       271,116    86.63     36.65    39.28
Manufactured Housing              93        11,793,833      1.06     7.165       650       126,815    85.52     88.47     0.00
Planned Unit Development         493       113,923,343     10.28     7.070       637       231,082    86.34     55.83    54.57
                               -----    --------------    ------     -----       ---      --------    -----     -----    -----
TOTAL:                         5,253    $1,108,279,648    100.00%    7.179%      632      $210,980    86.68%    54.18%   46.43%
                               =====    ==============    ======     =====       ===      ========    =====     =====    =====

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2005-AR1
                      TOTAL COLLATERAL SUMMARY

DOCUMENTATION

                                           AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                             NUMBER OF     PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                              MORTGAGE      BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
DOCUMENTATION                  LOANS      OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
-------------                ---------  --------------  ----------  --------  --------  -----------  --------  -------  -------
Full                           3,065    $  600,442,012     54.18%    7.013%      619      $195,903    87.25%   100.00%   36.98%
Stated                         1,734       405,731,684     36.61     7.438       652       233,986    85.54      0.00    61.74
Limited                          454       102,105,952      9.21     7.125       625       224,903    87.92      0.00    41.20
                               -----    --------------    ------     -----       ---      --------    -----     -----    -----
TOTAL:                         5,253    $1,108,279,648    100.00%    7.179%      632      $210,980    86.68%    54.18%   46.43%
                               =====    ==============    ======     =====       ===      ========    =====     =====    =====

OCCUPANCY

                                           AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                             NUMBER OF     PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                              MORTGAGE      BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
OCCUPANCY                      LOANS      OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
---------                    ---------  --------------  ----------  --------  --------  -----------  --------  -------  -------
Primary                        4,781    $1,039,549,049     93.80%    7.131%      631      $217,433    86.51%    54.98%   49.06%
Investment                       414        57,316,768     5.17      8.010       636       138,446    89.46     42.58     0.00
Second Home                       58        11,413,831     1.03      7.416       648       196,790    88.06     39.23    40.07
                               -----    --------------    ------     -----       ---      --------    -----     -----    -----
TOTAL:                         5,253    $1,108,279,648    100.00%    7.179%      632      $210,980    86.68%    54.18%   46.43%
                               =====    ==============    ======     =====       ===      ========    =====     =====    =====

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                                           AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                             NUMBER OF     PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
MORTGAGE LOANS AGE            MORTGAGE      BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
(MONTHS)                       LOANS      OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
------------------           ---------  --------------  ----------  --------  --------  -----------  --------  -------  -------
3                                 50    $   11,177,595      1.01%    7.239%      726      $223,552    85.24%    27.14%   86.44%
4                              4,826     1,031,521,689     93.07     7.169       632       213,743    86.49     54.21    48.78
5                                229        42,629,399      3.85     7.300       612       186,155    90.35     56.43     4.17
6                                 73        10,196,640      0.92     7.335       614       139,680    89.38     52.17     0.00
7                                 58        10,092,615      0.91     7.358       604       174,011    89.13     68.76     0.00
8                                 14         2,345,592      0.21     7.562       638       167,542    90.34     72.28     0.00
9                                  3           316,119      0.03     8.203       586       105,373    89.48     65.13     0.00
                               -----    --------------    ------     -----       ---      --------    -----     -----    -----
TOTAL:                         5,253    $1,108,279,648    100.00%    7.179%      632      $210,980    86.68%    54.18%   46.43%
                               =====    ==============    ======     =====       ===      ========    =====     =====    =====

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 4 months.

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-AR1
                       TOTAL COLLATERAL SUMMARY

ORIGINAL PREPAYMENT PENALTY TERM

                                           AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                             NUMBER OF     PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
ORIGINAL PREPAYMENT PENALTY   MORTGAGE      BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
TERM                           LOANS      OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
---------------------------  ---------  --------------  ----------  --------  --------  -----------  --------  -------  -------
None                           1,452    $  314,780,253     28.40%    7.465%      624      $216,791    87.65%    53.74%   36.82%
12 Months                        202        52,314,113      4.72     7.199       652       258,981    85.67     52.08    49.88
24 Months                      1,522       317,334,996     28.63     7.120       639       208,499    85.90     44.28    56.67
36 Months                      2,077       423,850,286     38.24     7.009       630       204,069    86.67     62.18    45.49
--                             -----    --------------    ------     -----       ---      --------    -----     -----    -----
TOTAL:                         5,253    $1,108,279,648    100.00%    7.179%      632      $210,980    86.68%    54.18%   46.43%
                               =====    ==============    ======     =====       ===      ========    =====     =====    =====

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties was approximately 30 months.

CREDIT SCORES

                                           AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                             NUMBER OF     PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                              MORTGAGE      BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
RANGE OF CREDIT SCORES         LOANS      OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
----------------------       ---------  --------------  ----------  --------  --------  -----------  --------  -------  -------
476 to 500                         2    $      273,160      0.02%    7.693%      500      $136,580    87.87%   100.00%    0.00%
501 to 525                       116        20,057,446      1.81     7.590       516       172,909    87.58     91.29     0.00
526 to 550                       305        53,087,461      4.79     7.539       539       174,057    87.80     85.95     0.00
551 to 575                       485        88,144,846      7.95     7.515       562       181,742    88.36     77.48     0.00
576 to 600                       539        99,013,533      8.93     7.411       588       183,699    89.90     66.09     0.00
601 to 625                     1,059       217,666,011     19.64     7.303       615       205,539    89.39     53.48    23.90
626 to 650                     1,240       271,803,252     24.52     7.153       637       219,196    85.78     50.82    65.21
651 to 675                       705       160,991,424     14.53     7.044       661       228,357    84.83     46.53    74.36
676 to 700                       402        97,340,822      8.78     6.836       687       242,141    84.87     38.91    77.56
701 to 725                       211        50,768,265      4.58     6.744       711       240,608    83.68     36.42    84.71
726 to 750                       111        30,016,892      2.71     6.686       738       270,422    81.43     32.67    98.12
751 to 775                        55        13,774,289      1.24     6.871       762       250,442    81.94     37.73    90.31
776 to 800                        18         3,874,359      0.35     6.402       784       215,242    80.94     43.55    97.49
801 to 825                         5         1,467,887      0.13     6.790       803       293,577    75.74      0.00   100.00
---    ---                     -----    --------------    ------     -----       ---      --------    -----    ------   ------
TOTAL:                         5,253    $1,108,279,648    100.00%    7.179%      632      $210,980    86.68%    54.18%   46.43%
                               =====    ==============    ======     =====       ===      ========    =====    ======   ======

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 500 to 806 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 632.

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-AR1
                       TOTAL COLLATERAL SUMMARY

CREDIT GRADE

                                           AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                             NUMBER OF     PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                              MORTGAGE      BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
CREDIT GRADE                   LOANS      OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
------------                 ---------  --------------  ----------  --------  --------  -----------  --------  -------  -------
1                              4,041    $  847,816,730     76.50%    7.135%      638      $209,804    87.00%    48.13%   47.72%
2                                372        79,620,836      7.18     7.338       599       214,035    88.49     63.32    18.01
2A                                34         5,598,445      0.51     7.825       608       164,660    81.31     90.63    59.85
3                                380        77,297,427      6.97     7.321       593       203,414    88.14     75.71    15.49
3A                                14         2,447,023      0.22     7.874       637       174,787    75.77     42.99    64.61
4                                 79        14,373,955      1.30     7.812       583       181,949    87.29     80.92     0.00
4A                               114        25,350,909      2.29     7.486       629       222,376    82.93     85.43    94.96
5A                               139        36,366,275      3.28     7.120       648       261,628    82.23     79.88    97.93
6                                  2           338,885      0.03     6.826       607       169,442    82.46    100.00    66.10
6A                                48        10,477,426      0.95     7.113       667       218,280    76.55     79.31    97.92
7A                                20         5,361,817      0.48     6.740       691       268,091    73.55     79.86   100.00
8A                                10         3,229,920      0.29     6.195       747       322,992    73.68     64.45   100.00
                               -----    --------------    ------     -----       ---      --------    -----    ------   ------
TOTAL:                         5,253    $1,108,279,648    100.00%    7.179%      632      $210,980    86.68%    54.18%   46.43%
                               =====    ==============    ======     =====       ===      ========    =====    ======   ======

GROSS MARGINS

(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                           AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                             NUMBER OF     PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                              MORTGAGE      BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
RANGE OF GROSS MARGINS         LOANS      OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
----------------------       ---------  --------------  ----------  --------  --------  -----------  --------  -------  -------
1.001% to 1.500%                   1     $    124,699       0.01%    6.500%      676      $124,699    59.90%   100.00%  100.00%
2.501% to 3.000%                   1          211,454       0.02     6.750       758       211,454    90.00    100.00   100.00
3.501% to 4.000%                 364       70,691,415       7.64     7.558       628       194,207    88.07     47.52    38.40
4.001% to 4.500%                  24        4,666,068       0.50     7.801       616       194,419    86.96     58.87    55.87
4.501% to 5.000%                  27        5,405,751       0.58     6.927       677       200,213    79.87     61.64    71.16
5.001% to 5.500%                 146       38,533,348       4.16     7.027       651       263,927    81.08     79.06    99.15
5.501% to 6.000%               3,630      805,321,594      86.98     7.100       633       221,852    86.66     48.37    50.68
6.501% to 7.000%                   3          394,361       0.04     7.397       635       131,454    78.02     50.94    83.92
7.001% to 7.500%                   3          468,684       0.05     7.486       590       156,228    91.55     35.10     0.00
                               -----    --------------    ------     -----       ---      --------    -----    ------   ------
TOTAL:                         4,199     $925,817,375     100.00%    7.134%      633      $220,485    86.49%    49.72%   51.91%
                               =====    ==============    ======     =====       ===      ========    =====    ======   ======

As of the Cut-off Date, the Gross Margins for the Adjustable Rate Mortgage Loans ranged from 1.500% per annum to 7.125% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.804% per annum.

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-AR1
                       TOTAL COLLATERAL SUMMARY

MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                           AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                             NUMBER OF     PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
RANGE OF MAXIMUM              MORTGAGE      BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
MORTGAGE RATES                 LOANS      OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
----------------             ---------  --------------  ----------  --------  --------  -----------  --------  -------  -------
11.500% or less                   35     $ 11,096,394       1.20%     5.345%     672      $317,040    80.86%    88.77%   85.88%
11.501% to 12.000%               237       66,030,703       7.13      5.826      654       278,611    81.92     80.64    74.76
12.001% to 12.500%               510      137,948,833      14.90      6.316      652       270,488    83.48     58.02    69.42
12.501% to 13.000%               888      218,966,867      23.65      6.802      639       246,584    85.07     50.93    60.95
13.001% to 13.500%               922      202,158,945      21.84      7.290      628       219,261    87.01     48.87    49.27
13.501% to 14.000%               938      179,209,713      19.36      7.772      618       191,055    89.28     40.57    35.29
14.001% to 14.500%               434       74,661,200       8.06      8.262      617       172,030    90.39     33.99    28.79
14.501% to 15.000%               181       28,407,341       3.07      8.732      617       156,947    92.28     26.50    19.55
15.001% to 15.500%                42        5,564,082       0.60      9.220      619       132,478    90.78     13.17    24.71
15.501% to 16.000%                 8        1,072,882       0.12      9.731      643       134,110    90.82     14.07    59.08
16.001% to 16.500%                 4          700,418       0.08     10.316      640       175,104    90.59     58.59    86.87
                               -----     ------------     ------     ------      ---      --------    -----     -----    -----
TOTAL:                         4,199     $925,817,375     100.00%     7.134%     633      $220,485    86.49%    49.72%   51.91%
                               =====     ============     ======     ======      ===      ========    =====     =====    =====

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 10.990% per annum to 16.450% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.134% per annum.

NEXT RATE ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                           AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                             NUMBER OF     PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
NEXT RATE                     MORTGAGE      BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
ADJUSTMENT DATE                LOANS      OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
---------------              ---------  --------------  ----------  --------  --------  -----------  --------  -------  -------

December 2006                      2     $    251,983       0.03%    8.446%      570      $125,992    90.63%    56.25%    0.00%
January 2007                       3          666,930       0.07     7.201       685       222,310    92.10     42.05     0.00
February 2007                     28        5,880,787       0.64     7.132       594       210,028    88.80     80.85     0.00
March 2007                        44        6,543,487       0.71     7.105       615       148,716    90.23     48.11     0.00
April 2007                       127       24,547,783       2.65     7.220       606       193,290    90.34     49.43     4.88
May 2007                       2,854      635,033,589      68.59     7.091       635       222,507    86.04     48.19    57.42
June 2007                         39        9,204,326       0.99     7.312       727       236,008    85.63     19.43    84.36
February 2008                     13        2,015,228       0.22     7.723       619       155,018    90.02     43.94     0.00
March 2008                        10        1,258,145       0.14     8.091       595       125,815    89.28     43.17     0.00
April 2008                        25        5,532,763       0.60     7.599       615       221,311    91.09     49.63    10.50
May 2008                       1,044      233,197,085      25.19     7.216       631       223,369    87.04     54.44    44.97
June 2008                         10        1,685,269       0.18     6.893       735       168,527    82.30     56.80    95.47
                               -----     ------------     ------     -----       ---      --------    -----     -----    -----
TOTAL:                         4,199     $925,817,375     100.00%    7.134%      633      $220,485    86.49%    49.72%   51.91%
                               =====     ============     ======     =====       ===      ========    =====     =====    =====

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-AR1
                       GROUP 1 COLLATERAL SUMMARY

Aggregate Outstanding Principal Balance   $321,076,053
Aggregate Original Principal Balance      $321,973,530
Number of Mortgage Loans                         1,847

                                MINIMUM    MAXIMUM   AVERAGE (1)
                                -------   --------   -----------
Original Principal Balance      $60,300   $637,500     $174,322
Outstanding Principal Balance   $60,117   $635,857     $173,837

                               MINIMUM   MAXIMUM   WEIGHTED AVERAGE (2)
                               -------   -------   --------------------
Original Term (mos)               180       360              359
Stated remaining Term (mos)       173       357              355
Loan Age (mos)                      3         9                4
Current Interest Rate           5.075%   10.800%           7.253%
Initial Interest Rate Cap(4)    2.000%    2.000%           2.000%
Periodic Rate Cap(4)            1.000%    1.000%           1.000%
Gross Margin(4)                 1.500%    6.950%           5.748%
Maximum Mortgage Rate(4)       11.075%   16.300%          13.181%
Minimum Mortgage Rate(4)        5.075%   10.300%           7.181%
Months to Roll(4)                  15        33               23
Original Loan-to-Value          30.40%   100.00%           88.08%
Credit Score (3)                  519       799              616

                 EARLIEST      LATEST
                ----------   ----------
Maturity Date   02/01/2020   06/01/2035

LIEN POSITION   PERCENT OF MORTGAGE POOL
-------------   ------------------------
1st Lien                 100.00%

OCCUPANCY     PERCENT OF MORTGAGE POOL
---------     ------------------------
Primary                91.75%
Second Home             0.97%
Investment              7.28%

LOAN TYPE    PERCENT OF MORTGAGE POOL
---------    ------------------------
Fixed Rate            21.38%
ARM                   78.62%

AMORTIZATION TYPE   PERCENT OF MORTGAGE POOL
-----------------   ------------------------
Fully Amortizing             77.36%
Interest Only                22.64%

YEAR OF ORIGINATION   PERCENT OF MORTGAGE POOL
-------------------   ------------------------
2004                           0.30%
2005                          99.70%

LOAN PURPOSE            PERCENT OF MORTGAGE POOL
------------            ------------------------
Purchase                          7.60%
Refinance - Rate/Term             4.32%
Refinance - Cashout              88.08%

PROPERTY TYPE             PERCENT OF MORTGAGE POOL
-------------             ------------------------
Single Family Residence            73.43%
Single Family Attached              0.29%
Condo                               8.38%
2-4 Family                          8.28%
PUD                                 0.65%
Deminimus PUD                       8.97%

(1)  Sum of Principal Balance divided by total number of Group 1 mortgage loans.

(2)  Weighted by Outstanding Principal Balance of the Group 1 mortgage loans.

(3)  As of the Cut-Off Date

(4)  Minimum and Weighting only for Group 1 mortgage loans with scores.

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-AR1
                       GROUP 1 COLLATERAL SUMMARY

MORTGAGE RATES

                                           AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                             NUMBER OF     PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                              MORTGAGE      BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
RANGE OF MORTGAGE RATES        LOANS      OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
-----------------------      ---------  --------------  ----------  --------  --------  -----------  --------  -------  -------
5.500% or less                    13     $  3,055,918       0.95%     5.395%     683      $235,071    78.23%    93.36%   75.18%
5.501% to 6.000%                  93       21,398,119       6.66      5.861      650       230,087    83.14     87.98    47.25
6.001% to 6.500%                 202       41,693,434      12.99      6.328      631       206,403    85.41     81.44    38.16
6.501% to 7.000%                 372       71,221,337      22.18      6.793      625       191,455    87.41     82.91    31.13
7.001% to 7.500%                 376       66,784,999      20.80      7.288      610       177,620    88.53     71.34    20.75
7.501% to 8.000%                 400       66,349,863      20.66      7.783      598       165,875    90.14     61.32     9.57
8.001% to 8.500%                 197       25,825,487       8.04      8.267      606       131,094    90.59     50.18     3.46
8.501% to 9.000%                 120       16,014,928       4.99      8.731      601       133,458    90.95     46.85     3.08
9.001% to 9.500%                  47        5,760,060       1.79      9.241      595       122,554    89.98     41.89     6.20
9.501% to 10.000%                 20        2,214,291       0.69      9.732      586       110,715    90.62     34.32     0.00
10.001% to 10.500%                 4          538,558       0.17     10.213      638       134,639    91.46     48.71    48.71
10.501% to 11.000%                 3          219,060       0.07     10.677      607        73,020    87.11      0.00     0.00
                               -----     ------------     ------     ------      ---      --------    -----     -----    -----
TOTAL:                         1,847     $321,076,053     100.00%     7.253%     616      $173,837    88.08%    70.67%   22.64%
                               =====     ============     ======     ======      ===      ========    =====     =====    =====

As of the Cut-off Date, Mortgage Rates borne by the Group 1 Mortgage Loans ranged from 5.075% per annum to 10.800% per annum and the weighted average Mortgage Rate of the Group 1 Mortgage Loans was approximately 7.253% per annum.

REMAINING MONTHS TO STATED MATURITY

                                           AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                             NUMBER OF     PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
RANGE OF REMAINING TERMS      MORTGAGE      BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
(MONTHS)                       LOANS      OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
------------------------     ---------  --------------  ----------  --------  --------  -----------  --------  -------  -------
169 to 180                         9     $  1,111,668       0.35%    7.840%      598      $123,519    88.12%    63.07%    0.00%
229 to 240                        11        1,451,037       0.45     7.499       584       131,912    86.18     93.30    11.03
349 to 360                     1,827      318,513,348      99.20     7.249       616       174,337    88.09     70.59    22.78
                               -----     ------------     ------     -----       ---      --------    -----     -----    -----
TOTAL:                         1,847     $321,076,053     100.00%    7.253%      616      $173,837    88.08%    70.67%   22.64%
                               =====     ============     ======     =====       ===      ========    =====     =====    =====

As of the Cut-off Date, the remaining term to stated maturity of the Group 1 Mortgage Loans ranged from 173 months to 357 months and the weighted average remaining term to stated maturity of the Group 1 Mortgage Loans was approximately 355 months.

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-AR1
                       GROUP 1 COLLATERAL SUMMARY

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                           AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                             NUMBER OF     PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
RANGE OF ORIGINAL MORTGAGE    MORTGAGE      BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
LOAN PRINCIPAL BALANCES        LOANS      OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
--------------------------   ---------  --------------  ----------  --------  --------  -----------  --------  -------  -------
$50,001 to $100,000              352     $ 28,103,151       8.75%    7.907%      609      $ 79,838    89.40%    71.00%    7.94%
$100,001 to $150,000             570       71,431,499      22.25     7.459       617       125,318    88.74     73.81    21.92
$150,001 to $200,000             327       56,446,035      17.58     7.330       615       172,618    88.15     72.08    21.17
$200,001 to $250,000             232       52,182,044      16.25     7.018       615       224,923    87.47     76.65    24.78
$250,001 to $300,000             180       49,004,398      15.26     7.124       614       272,247    88.29     68.93    25.05
$300,001 to $350,000             134       43,277,764      13.48     6.979       612       322,968    86.66     62.78    27.02
$350,001 to $400,000              37       13,483,315       4.20     6.927       645       364,414    88.39     61.94    40.51
$400,001 to $450,000               8        3,461,572       1.08     6.774       613       432,697    88.69     64.23     0.00
$450,001 to $500,000               4        1,956,223       0.61     7.004       653       489,056    85.61     75.36    25.56
$500,001 to $550,000               1          543,931       0.17     6.300       635       543,931    84.00    100.00     0.00
$550,001 to $600,000               1          550,262       0.17     5.950       606       550,262    85.00      0.00     0.00
$600,001 to $650,000               1          635,857       0.20     8.250       608       635,857    85.00      0.00     0.00
TOTAL:                         1,847     $321,076,053     100.00%    7.253%      616      $173,837    88.08%    70.67%   22.64%

As of the Cut-off Date, the outstanding principal balances of the Group 1 Mortgage Loans ranged from approximately $60,117 to approximately $635,857 and the average outstanding principal balance of the Group 1 Mortgage Loans was approximately $173,837.

PRODUCT TYPES

                                           AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                             NUMBER OF     PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                              MORTGAGE      BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
PRODUCT TYPES                  LOANS      OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
-------------                ---------  --------------  ----------  --------  --------  -----------  --------  -------  -------
15 to 19 Year Fixed Loans          9     $  1,111,668       0.35%    7.840%      598      $123,519    88.12%    63.07%    0.00%
20 to 24 Year Fixed Loans          8        1,067,880       0.33     7.830       573       133,485    88.79     90.89     0.00
30 Year Fixed Loans              429       66,481,981      20.71     7.505       611       154,970    89.20     78.29     0.00
2/28 LIBOR ARM                 1,004      178,766,412      55.68     7.160       618       178,054    87.85     67.26    30.73
3/27 LIBOR ARM                   397       73,648,111      22.94     7.232       616       185,512    87.64     71.89    24.13
TOTAL:                         1,847     $321,076,053     100.00%    7.253%      616      $173,837    88.08%    70.67%   22.64%


----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-AR1
                       GROUP 1 COLLATERAL SUMMARY

AMORTIZATION TYPE

                                           AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                             NUMBER OF     PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                              MORTGAGE      BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
AMORTIZATION TYPE              LOANS      OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
-----------------            ---------  --------------  ----------  --------  --------  -----------  --------  -------  -------
Fully Amortizing               1,478     $248,372,970      77.36%    7.402%      602      $168,047    89.76%    66.73%    0.00%
24 Month Interest-Only           275       54,931,498      17.11     6.811       660       199,751    82.67     81.48   100.00
36 Month Interest-Only            94       17,771,584       5.54     6.535       674       189,059    81.37     92.36   100.00
                               -----     ------------     ------     -----       ---      --------    -----     -----   ------
TOTAL:                         1,847     $321,076,053     100.00%    7.253%      616      $173,837    88.08%    70.67%   22.64%
                               =====     ============     ======     =====       ===      ========    =====     =====   ======

ADJUSTMENT TYPE

                                           AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                             NUMBER OF     PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                              MORTGAGE      BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
ADJUSTMENT TYPE                LOANS      OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
---------------              ---------  --------------  ----------  --------  --------  -----------  --------  -------  -------
Fixed Rate                       446     $ 68,661,530      21.38%    7.515%      610      $153,950    89.17%    78.24%    0.00%
ARM                            1,401      252,414,523      78.62     7.181       618       180,167    87.79     68.61    28.80
                               -----     ------------     ------     -----       ---      --------    -----     -----    -----
TOTAL:                         1,847     $321,076,053     100.00%    7.253%      616      $173,837    88.08%    70.67%   22.64%
                               =====     ============     ======     =====       ===      ========    =====     =====    =====

MORTGAGE INSURANCE

                                           AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                             NUMBER OF     PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                              MORTGAGE      BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
MORTGAGE INSURANCE COMPANY     LOANS      OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
--------------------------   ---------  --------------  ----------  --------  --------  -----------  --------  -------  -------
No Mortgage Insurance            835     $117,418,209      36.57%    7.433%      624     $140,621     86.50%    60.76%   31.36%
Mortgage Guaranty
Insurance Corp.                1,012      203,657,844      63.43     7.149       611      201,243     89.00     76.38    17.62
TOTAL:                         1,847     $321,076,053     100.00%    7.253%      616     $173,837     88.08%    70.67%   22.64%

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-AR1
                       GROUP 1 COLLATERAL SUMMARY

GEOGRAPHIC DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                           AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                             NUMBER OF     PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
GEOGRAPHIC                    MORTGAGE      BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
DISTRIBUTION                   LOANS      OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
------------                 ---------  --------------  ----------  --------  --------  -----------  --------  -------  -------
Alabama                           29     $  3,152,544       0.98%    8.152%      606      $108,708    91.02%    69.86%    2.91%
Alaska                             2          600,436       0.19     6.820       647       300,218    90.73    100.00     0.00
Arizona                          114       16,893,920       5.26     6.967       635       148,192    87.85     81.71    34.65
Arkansas                           7          751,507       0.23     7.453       624       107,358    87.96     77.92    15.33
California                       215       54,567,437      17.00     6.717       623       253,802    85.73     71.86    37.97
Colorado                          32        5,964,841       1.86     6.788       635       186,401    87.27     70.73    45.00
Connecticut                       13        2,356,177       0.73     7.252       640       181,244    89.04     92.16    37.83
Delaware                          12        1,864,075       0.58     7.221       610       155,340    87.85     69.31    24.52
Florida                          282       46,521,722      14.49     7.236       617       164,971    88.59     69.11    20.30
Georgia                           23        2,913,131       0.91     7.553       623       126,658    88.03     83.67    30.47
Hawaii                            18        6,163,925       1.92     6.809       645       342,440    84.90     86.83    40.87
Idaho                              4          465,655       0.15     7.215       611       116,414    86.91     74.75     0.00
Illinois                         176       29,389,898       9.15     7.630       600       166,988    89.15     64.55    11.75
Indiana                           53        5,108,075       1.59     7.597       604        96,379    90.98     82.04     6.59
Iowa                              24        2,463,912       0.77     7.958       594       102,663    90.03     63.34     7.95
Kansas                            11        1,355,623       0.42     7.801       589       123,238    91.51     83.44     0.00
Kentucky                          18        1,939,073       0.60     7.819       591       107,726    91.44     85.70     0.00
Louisiana                         28        3,462,545       1.08     7.836       608       123,662    90.02     61.06     2.84
Maine                              2          444,152       0.14     7.640       569       222,076    90.00    100.00     0.00
Maryland                          79       16,613,296       5.17     7.279       612       210,295    88.16     76.27    31.79
Massachusetts                      2          554,684       0.17     7.401       619       277,342    86.82    100.00     0.00
Michigan                          87       11,868,074       3.70     7.208       615       136,415    89.47     80.54    17.33
Minnesota                         52        9,165,621       2.85     7.249       624       176,262    88.33     63.95    28.49
Mississippi                        8        1,190,095       0.37     7.797       591       148,762    91.15    100.00     0.00
Missouri                          23        2,231,068       0.69     7.619       604        97,003    90.57     84.84    13.58
Montana                            1          126,986       0.04     5.990       581       126,986    84.44    100.00     0.00
Nebraska                           5          603,388       0.19     7.925       624       120,678    93.78     40.15    29.28
Nevada                            35        6,988,575       2.18     7.007       633       199,674    86.94     63.40    39.74
New Hampshire                      4        1,125,032       0.35     7.182       635       281,258    88.37     69.27    52.35
New Jersey                        66       15,579,064       4.85     7.457       609       236,046    86.77     67.23    24.08
New Mexico                         2          199,829       0.06     8.503       597        99,915    92.84     43.14     0.00
New York                         115       30,551,192       9.52     7.195       613       265,663    87.75     59.67    10.05
North Carolina                    35        4,109,202       1.28     7.644       622       117,406    90.33     74.09    13.65
North Dakota                       1           97,454       0.03     7.450       577        97,454    85.00    100.00     0.00
Ohio                              46        5,636,220       1.76     7.592       599       122,527    88.45     70.90     0.00
Oklahoma                          24        2,466,463       0.77     7.688       601       102,769    91.79     72.07     0.00
Oregon                             6        1,003,267       0.31     7.575       637       167,211    92.48     66.51    34.21
Pennsylvania                      73        8,868,273       2.76     7.650       604       121,483    89.41     68.26     8.81
Rhode Island                       6        1,349,172       0.42     7.551       628       224,862    84.65     55.62    25.10
South Carolina                     5          587,247       0.18     7.702       603       117,449    87.35     78.33    33.00
Tennessee                         16        1,631,541       0.51     7.700       612       101,971    89.46     75.81     9.81
Texas                             27        3,052,284       0.95     8.449       590       113,048    91.87     63.97     4.23
Utah                              11        1,524,689       0.47     7.052       645       138,608    87.23     57.72    73.12
Washington                        18        3,149,186       0.98     7.359       622       174,955    88.76     85.22    22.84
Wisconsin                         31        3,717,897       1.16     8.036       609       119,932    90.62     58.73     0.00
Wyoming                            6          707,606       0.22     7.551       596       117,934    90.81     80.99     0.00
                               -----     ------------     ------     -----       ---      --------    -----    ------    -----
TOTAL:                         1,847     $321,076,053     100.00%    7.253%      616      $173,837    88.08%    70.67%   22.64%
                               =====     ============     ======     =====       ===      ========    =====    ======    =====

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-AR1
                       GROUP 1 COLLATERAL SUMMARY

ORIGINAL LOAN-TO-VALUE RATIOS

                                           AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                             NUMBER OF     PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
RANGE OF ORIGINAL             MORTGAGE      BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
LOAN-TO-VALUE RATIOS           LOANS      OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
--------------------         ---------  --------------  ----------  --------  --------  -----------  --------  -------  -------
50.00% or less                     3     $    482,700       0.15%    6.871%      647      $160,900    36.16%   100.00%  100.00%
50.01% to 55.00%                   2          319,229       0.10     6.730       653       159,615    54.05    100.00   100.00
55.01% to 60.00%                   5          874,405       0.27     6.118       658       174,881    57.76     86.96   100.00
60.01% to 65.00%                  12        2,288,028       0.71     6.356       654       190,669    62.96     73.35   100.00
65.01% to 70.00%                  11        2,336,171       0.73     6.509       650       212,379    67.52     90.87   100.00
70.01% to 75.00%                  22        4,783,158       1.49     6.422       665       217,416    73.20     84.84   100.00
75.01% to 80.00%                 137       23,220,194       7.23     6.497       668       169,490    79.29     87.54   100.00
80.01% to 85.00%                 399       76,557,641      23.84     7.111       591       191,874    84.40     72.80    16.88
85.01% to 90.00%                 781      133,362,153      41.54     7.383       606       170,758    89.66     70.76    12.75
90.01% to 95.00%                 467       76,131,837      23.71     7.506       635       163,023    94.73     61.01    11.13
95.01% to 100.00%                  8          720,536       0.22     8.456       642        90,067    99.65     85.53     0.00
                               -----     ------------     ------     -----       ---      --------    -----     -----    -----
TOTAL:                         1,847     $321,076,053     100.00%    7.253%      616      $173,837    88.08%    70.67%   22.64%
                               =====     ============     ======     =====       ===      ========    =====     =====    =====

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Group 1 Mortgage Loans ranged from 30.40% to 100.00%.

LOAN PURPOSE

                                           AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                             NUMBER OF     PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                              MORTGAGE      BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
LOAN PURPOSE                   LOANS      OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
------------                 ---------  --------------  ----------  --------  --------  -----------  --------  -------  -------
Refinance - Cashout            1,527     $282,808,230      88.08%    7.225%      615      $185,205    88.13%    70.35%   20.37%
Purchase                         224       24,387,067       7.60     7.568       632       108,871    88.65     66.66    41.33
Refinance - Rate Term             96       13,880,756       4.32     7.252       612       144,591    86.10     84.31    36.19
                               -----     ------------     ------     -----       ---      --------    -----     -----    -----
TOTAL:                         1,847     $321,076,053     100.00%    7.253%      616      $173,837    88.08%    70.67%   22.64%
                               =====     ============     ======     =====       ===      ========    =====     =====    =====

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-AR1
                       GROUP 1 COLLATERAL SUMMARY

PROPERTY TYPE

                                           AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                             NUMBER OF     PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                              MORTGAGE      BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
PROPERTY TYPE                  LOANS      OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
-------------                ---------  --------------  ----------  --------  --------  -----------  --------  -------  -------
Single Family Residence        1,390     $235,779,980      73.43%    7.214%      614      $169,626    88.00%    72.57%   22.99%
Single Family Attached             6          929,454       0.29     7.355       627       154,909    87.06     83.65    73.13
Condo                            174       26,901,848       8.38     7.439       619       154,608    88.44     71.34    24.40
2-4 Family                       113       26,579,428       8.28     7.510       628       235,216    87.96     46.03    15.52
Planned Unit Development         164       30,885,343       9.62     7.157       620       188,325    88.55     76.44    23.07
                               -----     ------------     ------     -----       ---      --------    -----     -----    -----
TOTAL:                         1,847     $321,076,053     100.00%    7.253%      616      $173,837    88.08%    70.67%   22.64%
                               =====     ============     ======     =====       ===      ========    =====     =====    =====

DOCUMENTATION

                                           AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                             NUMBER OF     PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                              MORTGAGE      BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
DOCUMENTATION                  LOANS      OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
-------------                ---------  --------------  ----------  --------  --------  -----------  --------  -------  -------
Full                           1,321     $226,908,011      70.67%    7.092%      612      $171,770    87.50%   100.00%   26.96%
Stated                           345       62,176,715      19.37     7.851       626       180,222    90.43      0.00     0.00
Limited                          181       31,991,327       9.96     7.226       625       176,748    87.64      0.00    36.04
                               -----     ------------     ------     -----       ---      --------    -----     -----    -----
TOTAL:                         1,847     $321,076,053     100.00%    7.253%      616      $173,837    88.08%    70.67%   22.64%
                               =====     ============     ======     =====       ===      ========    =====     =====    =====

OCCUPANCY

                                           AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                             NUMBER OF     PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                              MORTGAGE      BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
OCCUPANCY                      LOANS      OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
---------                    ---------  --------------  ----------  --------  --------  -----------  --------  -------  -------
Primary                        1,664     $294,582,461      91.75%    7.200%      614      $177,033    88.04%    73.11%   24.28%
Investment                       162       23,367,981       7.28     7.920       641       144,247    88.97     41.18     0.00
Second Home                       21        3,125,611       0.97     7.244       635       148,839    85.43     60.96    38.17
                               -----     ------------     ------     -----       ---      --------    -----     -----    -----
TOTAL:                         1,847     $321,076,053     100.00%    7.253%      616      $173,837    88.08%    70.67%   22.64%
                               =====     ============     ======     =====       ===      ========    =====     =====    =====

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-AR1
                       GROUP 1 COLLATERAL SUMMARY

MORTGAGE LOANS AGE SUMMARY

                                           AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                             NUMBER OF     PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                              MORTGAGE      BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
MORTGAGE LOANS AGE (MONTHS)    LOANS      OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
---------------------------  ---------  --------------  ----------  --------  --------  -----------  --------  -------  -------
3                                  9    $   1,624,752       0.51%    6.823%      690      $180,528    88.59%    69.38%   65.17%
4                              1,680      296,346,506      92.30     7.241       616       176,397    87.97     71.42    24.18
5                                107       16,131,696       5.02     7.299       604       150,764    89.45     68.54     0.00
6                                 27        3,701,351       1.15     7.575       611       137,087    88.89     40.87     0.00
7                                 16        2,304,550       0.72      7.87       614       144,034    90.66     41.70     0.00
8                                  6          715,214       0.22     8.118       588       119,202    89.99     63.12     0.00
9                                  2          251,983       0.08     8.446       570       125,992    90.63     56.25     0.00
                               -----     ------------     ------     -----       ---      --------    -----     -----    -----
TOTAL:                         1,847     $321,076,053     100.00%    7.253%      616      $173,837    88.08%    70.67%   22.64%
                               =====     ============     ======     =====       ===      ========    =====     =====    =====

As of the Cut-off Date, the weighted average age of the Group 1 Mortgage Loans was approximately 4 months.

ORIGINAL PREPAYMENT PENALTY TERM

                                           AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                             NUMBER OF     PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
ORIGINAL PREPAYMENT PENALTY   MORTGAGE      BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
TERM                           LOANS      OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
---------------------------  ---------  --------------  ----------  --------  --------  -----------  --------  -------  -------
None                             562     $104,804,823      32.64%    7.451%      607      $186,485    88.30%    68.71%   19.28%
12 Months                         61       13,093,689       4.08     7.236       628       214,651    86.70     62.05    11.29
24 Months                        459       74,644,217      23.25     7.267       619       162,624    88.64     65.15    24.02
36 Months                        765      128,533,324      40.03     7.085       620       168,017    87.72     76.35    25.74
                               -----     ------------     ------     -----       ---      --------    -----     -----    -----
TOTAL:                         1,847     $321,076,053     100.00%    7.253%      616      $173,837    88.08%    70.67%   22.64%
                               =====     ============     ======     =====       ===      ========    =====     =====    =====

The weighted average prepayment penalty term at origination with respect to the Group 1 Mortgage Loans having prepayment penalties was approximately 30 months.

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-AR1
                       GROUP 1 COLLATERAL SUMMARY

CREDIT SCORES

                                           AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                             NUMBER OF     PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                              MORTGAGE      BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
RANGE OF CREDIT SCORES         LOANS      OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
----------------------       ---------  --------------  ----------  --------  --------  -----------  --------  -------  -------
501 to 525                        28     $  4,726,605       1.47%    7.579%      522      $168,807    86.10%   100.00%    0.00%
526 to 550                       175       27,427,841       8.54     7.641       538       156,731    87.16     89.51     0.00
551 to 575                       250       42,486,025      13.23     7.572       561       169,944    88.04     82.70     0.00
576 to 600                       237       40,894,669      12.74     7.321       588       172,551    89.21     67.92     0.00
601 to 625                       355       60,918,354      18.97     7.272       612       171,601    90.60     61.24     0.00
626 to 650                       381       69,052,342      21.51     7.155       638       181,240    86.76     68.91    46.69
651 to 675                       239       44,054,610      13.72     7.084       661       184,329    86.92     66.39    52.49
676 to 700                       104       18,637,150       5.80     6.876       686       179,203    88.43     59.61    42.46
701 to 725                        48        8,097,191       2.52     6.713       713       168,691    87.12     65.89    65.60
726 to 750                        16        2,639,936       0.82     6.361       740       164,996    83.27     83.85    90.52
751 to 775                         9        1,323,062       0.41     6.678       757       147,007    87.37     83.56    68.38
776 to 800                         5          818,267       0.25     5.939       781       163,653    81.84    100.00   100.00
                               -----     ------------     ------     -----       ---      --------    -----    ------   ------
TOTAL:                         1,847     $321,076,053     100.00%    7.253%      616      $173,837    88.08%    70.67%   22.64%
                               =====     ============     ======     =====       ===      ========    =====    ======   ======

The Credit Scores of the Group 1 Mortgage Loans that were scored as of the Cut-off Date ranged from 519 to 799 and the weighted average Credit Score of the Group 1 Mortgage Loans that were scored as of the Cut-off Date was approximately 616.

CREDIT GRADE

                                           AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                             NUMBER OF     PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                              MORTGAGE      BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
CREDIT GRADE                   LOANS      OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
------------                 ---------  --------------  ----------  --------  --------  -----------  --------  -------  -------
1                              1,323     $222,465,778      69.29%    7.220%      619      $168,153    88.92%    66.16%   17.21%
2                                150       28,539,384       8.89     7.299       593       190,263    88.60     79.45     9.27
2A                                16        2,417,621       0.75     7.761       595       151,101    83.54     87.90    38.36
3                                169       30,208,043       9.41     7.418       590       178,746    88.05     78.21     9.02
3A                                10        1,699,511       0.53     7.967       637       169,951    74.58     47.60    63.35
4                                 42        7,282,786       2.27     7.966       582       173,400    86.94     72.67     0.00
4A                                30        5,293,318       1.65     7.357       633       176,444    80.10     85.07    91.36
5A                                76       16,868,079       5.25     7.034       648       221,948    83.89     88.95    95.54
6A                                24        4,945,910       1.54     6.781       666       206,080    79.76     90.89    95.59
7A                                 5          981,669       0.31     6.290       694       196,334    82.79    100.00   100.00
8A                                 2          373,954       0.12     6.815       740       186,977    89.99     56.55   100.00
                               -----     ------------     ------     -----       ---      --------    -----    ------   ------
TOTAL:                         1,847     $321,076,053     100.00%    7.253%      616      $173,837    88.08%    70.67%   22.64%
                               =====     ============     ======     =====       ===      ========    =====    ======   ======

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-AR1
                       GROUP 1 COLLATERAL SUMMARY

GROSS MARGINS

(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                           AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                             NUMBER OF     PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                              MORTGAGE      BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
RANGE OF GROSS MARGINS         LOANS      OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
----------------------       ---------  --------------  ----------  --------  --------  -----------  --------  -------  -------
1.001% to 1.500%                   1     $    124,699       0.05%    6.500%      676      $124,699    59.90%   100.00%  100.00%
2.501% to 3.000%                   1          211,454       0.08     6.750       758       211,454    90.00    100.00   100.00
3.501% to 4.000%                 134       21,992,803       8.71     7.610       602       164,125    89.48     64.82    10.74
4.001% to 4.500%                  13        2,467,359       0.98     7.595       609       189,797    86.97     54.23    44.25
4.501% to 5.000%                  12        1,999,363       0.79     6.938       649       166,614    85.97     69.93    65.98
5.001% to 5.500%                  94       20,918,827       8.29     6.976       651       222,541    82.54     88.62    98.44
5.501% to 6.000%               1,143      204,305,657      80.94     7.154       615       178,745    88.20     67.11    22.84
6.501% to 7.000%                   3          394,361       0.16     7.397       635       131,454    78.02     50.94    83.92
                               -----     ------------     ------     -----       ---      --------    -----     -----   ------
TOTAL:                         1,401     $252,414,523     100.00%    7.181%      618      $180,167    87.79%    68.61%   28.80%
                               =====     ============     ======     =====       ===      ========    =====     =====   ======

As of the Cut-off Date, the Gross Margins for the Group 1 Adjustable Rate Mortgage Loans ranged from 1.500% per annum to 6.950% per annum and the weighted average Gross Margin of the Group 1 Adjustable Rate Mortgage Loans was approximately 5.748% per annum.

MAXIMUM MORTGAGE RATES

(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                           AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                             NUMBER OF     PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
RANGE OF MAXIMUM MORTGAGE     MORTGAGE      BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
RATES                          LOANS      OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
-------------------------    ---------  --------------  ----------  --------  --------  -----------  --------  -------  -------
11.500% or less                   13     $  3,055,918       1.21%     5.395%     683      $235,071    78.23%    93.36%   75.18%
11.501% to 12.000%                75       16,740,241       6.63      5.852      653       223,203    82.17     87.21    60.39
12.001% to 12.500%               172       35,939,092      14.24      6.328      634       208,948    84.94     78.46    44.26
12.501% to 13.000%               293       56,292,338      22.30      6.797      623       192,124    86.91     82.53    39.38
13.001% to 13.500%               298       53,877,314      21.34      7.286      610       180,796    88.43     68.94    25.73
13.501% to 14.000%               325       54,694,243      21.67      7.777      600       168,290    90.48     56.31    11.61
14.001% to 14.500%               141       19,849,074       7.86      8.263      606       140,774    90.45     44.23     4.50
14.501% to 15.000%                63        9,267,724       3.67      8.720      606       147,107    91.38     38.20     5.33
15.001% to 15.500%                16        2,069,088       0.82      9.236      619       129,318    90.13     19.26    17.25
15.501% to 16.000%                 4          367,141       0.15      9.793      607        91,785    90.00     41.10     0.00
16.001% to 16.500%                 1          262,350       0.10     10.300      658       262,350    90.00    100.00   100.00
                               -----     ------------     ------     ------      ---      --------    -----    ------   ------
TOTAL:                         1,401     $252,414,523     100.00%     7.181%     618      $180,167    87.79%    68.61%   28.80%
                               =====     ============     ======     ======      ===      ========    =====    ======   ======

As of the Cut-off Date, the Maximum Mortgage Rates for the Group 1 Adjustable Rate Mortgage Loans ranged from 11.075% per annum to 16.300% per annum and the weighted average Maximum Mortgage Rate of the Group 1 Adjustable Rate Mortgage Loans was approximately 13.181% per annum.

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-AR1
                       GROUP 1 COLLATERAL SUMMARY

NEXT RATE ADJUSTMENT DATE

(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                           AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                             NUMBER OF     PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                              MORTGAGE      BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
NEXT RATE ADJUSTMENT DATE      LOANS      OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
-------------------------    ---------  --------------  ----------  --------  --------  -----------  --------  -------  -------
December 2006                      2     $    251,983       0.10%    8.446%      570      $125,992    90.63%    56.25%    0.00%
January 2007                       1          162,327       0.06     7.700       617       162,327    95.00    100.00     0.00
February 2007                      6          993,837       0.39     7.653       626       165,640    92.65     40.22     0.00
March 2007                        14        1,949,288       0.77     7.380       612       139,235    88.81     28.68     0.00
April 2007                        57       10,088,509       4.00     7.096       599       176,991    89.24     61.71     0.00
May 2007                         919      164,309,215      65.09     7.157       619       178,791    87.69     68.31    33.16
June 2007                          5        1,011,252       0.40     7.043       676       202,250    91.31     50.80    44.05
February 2008                      5          677,899       0.27     7.902       610       135,580    90.25     36.44     0.00
March 2008                         6          672,749       0.27     8.250       605       112,125    90.68     46.10     0.00
April 2008                        11        1,792,810       0.71     7.406       609       162,983    90.78     76.21     0.00
May 2008                         371       69,891,152      27.69     7.218       616       188,386    87.54     72.12    24.55
June 2008                          4          613,500       0.24     6.461       713       153,375    84.10    100.00   100.00
                               -----     ------------     ------     -----       ---      --------    -----    ------   ------
TOTAL:                         1,401     $252,414,523     100.00%    7.181%      618      $180,167    87.79%    68.61%   28.80%
                               =====     ============     ======     =====       ===      ========    =====    ======   ======


----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-AR1
                       GROUP 2 COLLATERAL SUMMARY

Aggregate Outstanding Principal Balance   $320,622,560
Aggregate Original Principal Balance      $321,344,269
Number of Mortgage Loans                         1,996

                                MINIMUM    MAXIMUM   AVERAGE (1)
                                -------   --------   -----------
Original Principal Balance      $60,000   $520,000     $160,994
Outstanding Principal Balance   $59,589   $520,000     $160,633

                               MINIMUM   MAXIMUM   WEIGHTED AVERAGE (2)
                               -------   -------   --------------------
Original Term (mos)               180       360              358
Stated remaining Term (mos)       174       357              354
Loan Age (mos)                      3         9                4
Current Interest Rate           5.200%   10.950%           7.398%
Initial Interest Rate Cap(4)    2.000%    2.000%           2.000%
Periodic Rate Cap(4)            1.000%    1.000%           1.000%
Gross Margin(4)                 4.000%    7.125%           5.768%
Maximum Mortgage Rate(4)       11.200%   16.450%          13.336%
Minimum Mortgage Rate(4)        5.200%   10.450%           7.336%
Months to Roll(4)                  16        33               23
Original Loan-to-Value          26.09%   100.00%           87.31%
Credit Score (3)                  500       806              622

                 EARLIEST      LATEST
                ----------   ----------
Maturity Date   03/01/2020   06/01/2035

                PERCENT OF MORTGAGE
LIEN POSITION           POOL
-------------   -------------------
1st Lien              100.00%

              PERCENT OF MORTGAGE
OCCUPANCY             POOL
---------     -------------------
Primary              88.65%
Second Home           1.76%
Investment            9.58%

             PERCENT OF MORTGAGE
LOAN TYPE            POOL
---------    -------------------
Fixed Rate          21.45%
ARM                 78.55%

                    PERCENT OF MORTGAGE
AMORTIZATION TYPE           POOL
-----------------   -------------------
Fully Amortizing           61.62%
Interest Only              38.38%

                      PERCENT OF MORTGAGE
YEAR OF ORIGINATION           POOL
-------------------   -------------------
2004                          0.25%
2005                         99.75%

                        PERCENT OF MORTGAGE
LOAN PURPOSE                    POOL
------------            -------------------
Purchase                       19.91%
Refinance - Rate/Term           5.17%
Refinance - Cashout            74.92%

                       PERCENT OF MORTGAGE
PROPERTY TYPE                  POOL
-------------          --------------------
Single Family
   Residence                  73.06%
Single Family
   Attached                    0.16%
Condo                          7.12%
2-4 Family                     8.31%
PUD                            0.50%
Deminimus PUD                  7.46%
Manufactured Housing           3.39%

(1)  Sum of Principal Balance divided by total number of Group 2 mortgage loans.

(2)  Weighted by Outstanding Principal Balance of the Group 2 mortgage loans.

(3)  Minimum and Weighting only for Group 2 mortgage loans with scores.

(4)  Group 2 ARM Loans only

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-AR1
                       GROUP 2 COLLATERAL SUMMARY

MORTGAGE RATES

                                           AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                             NUMBER OF     PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                              MORTGAGE      BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
RANGE OF MORTGAGE RATES        LOANS      OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
-----------------------      ---------  --------------  ----------  --------  --------  -----------  --------  -------  -------
5.500% or less                    10       $2,319,934       0.72%     5.384%     644      $231,993    83.19%    80.40%   65.16%
5.501% to 6.000%                  86       18,300,807       5.71      5.859      643       212,800    81.96     78.59    55.50
6.001% to 6.500%                 135       28,713,370       8.96      6.309      634       212,692    84.73     61.60    49.67
6.501% to 7.000%                 325       60,270,134      18.80      6.800      631       185,447    85.51     61.71    47.83
7.001% to 7.500%                 414       67,079,645      20.92      7.287      621       162,028    87.18     56.08    38.32
7.501% to 8.000%                 497       76,526,708      23.87      7.770      616       153,977    88.64     52.83    33.45
8.001% to 8.500%                 295       39,928,392      12.45      8.257      616       135,350    89.56     50.73    29.03
8.501% to 9.000%                 155       18,914,343       5.90      8.760      610       122,028    91.37     37.69    19.01
9.001% to 9.500%                  41        4,330,729       1.35      9.259      600       105,628    90.39     41.73    17.58
9.501% to 10.000%                 25        2,748,061       0.86      9.778      601       109,922    91.25     44.48    26.01
10.001% to 10.500%                11        1,292,739       0.40     10.290      606       117,522    90.52     33.83    26.77
10.501% to 11.000%                 2          197,698       0.06     10.753      601        98,849    94.85     65.65     0.00
                               -----     ------------     ------     ------      ---      --------    -----     -----    -----
TOTAL:                         1,996     $320,622,560     100.00%     7.398%     622      $160,633    87.31%    56.19%   38.38%
                               =====     ============     ======     ======      ===      ========    =====     =====    =====

As of the Cut-off Date, Mortgage Rates borne by the Group 2 Mortgage Loans ranged from 5.200% per annum to 10.950% per annum and the weighted average Mortgage Rate of the Group 2 Mortgage Loans was approximately 7.398% per annum.

REMAINING MONTHS TO STATED MATURITY

                                           AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                             NUMBER OF     PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
RANGE OF                      MORTGAGE      BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
REMAINING TERMS (MONTHS)       LOANS      OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
------------------------     ---------  --------------  ----------  --------  --------  -----------  --------  -------  -------
169 to 180                        14     $  1,809,891       0.56%    7.697%      636      $129,278    89.70%    69.86%   29.80%
229 to 240                        17        1,925,217       0.60     7.507       622       113,248    89.37     72.07     8.60
289 to 300                         1          140,366       0.04     8.250       555       140,366    85.00    100.00     0.00
349 to 360                     1,964      316,747,087      98.79     7.395       622       161,277    87.28     55.99    38.63
                               -----     ------------     ------     -----       ---      --------    -----    ------    -----
TOTAL:                         1,996     $320,622,560     100.00%    7.398%      622      $160,633    87.31%    56.19%   38.38%
                               =====     ============     ======     =====       ===      ========    =====    ======    =====

As of the Cut-off Date, the remaining term to stated maturity of the Group 2 Mortgage Loans ranged from 174 months to 357 months and the weighted average remaining term to stated maturity of the Group 2 Mortgage Loans was approximately 354 months.

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-AR1
                       GROUP 2 COLLATERAL SUMMARY

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                           AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                             NUMBER OF     PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
RANGE OF ORIGINAL MORTGAGE    MORTGAGE      BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
LOAN PRINCIPAL BALANCES        LOANS      OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
--------------------------   ---------  --------------  ----------  --------  --------  -----------  --------  -------  -------
$50,001 to $100,000              479     $ 37,893,619      11.82%    8.008%      608      $ 79,110    89.54%    72.02%   10.02%
$100,001 to $150,000             645       81,018,613      25.27     7.575       625       125,610    87.19     55.25    38.75
$150,001 to $200,000             355       60,535,878      18.88     7.394       621       170,524    87.54     58.51    36.42
$200,001 to $250,000             217       48,502,924      15.13     7.261       619       223,516    86.37     58.19    44.30
$250,001 to $300,000             151       41,185,571      12.85     7.147       628       272,752    86.93     50.55    43.23
$300,001 to $350,000             108       35,442,496      11.05     7.006       625       328,171    86.55     49.91    52.62
$350,001 to $400,000              26        9,468,531       2.95     7.003       641       364,174    87.95     38.76    46.28
$400,001 to $450,000              12        5,142,857       1.60     7.128       637       428,571    86.24     25.29    58.05
$450,001 to $500,000               2          912,071       0.28     6.823       624       456,035    90.00     50.12     0.00
$500,001 to $550,000               1          520,000       0.16     6.200       625       520,000    80.00    100.00   100.00
                               -----     ------------     ------     -----       ---      --------    -----    ------   ------
TOTAL:                         1,996     $320,622,560     100.00%    7.398%      622      $160,633    87.31%    56.19%   38.38%
                               =====     ============     ======     =====       ===      ========    =====    ======   ======

As of the Cut-off Date, the outstanding principal balances of the Group 2 Mortgage Loans ranged from approximately $59,589 to approximately $520,000 and the average outstanding principal balance of the Group 2 Mortgage Loans was approximately $160,633.

PRODUCT TYPES

                                           AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                             NUMBER OF     PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                              MORTGAGE      BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
PRODUCT TYPES                  LOANS      OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
-------------                ---------  --------------  ----------  --------  --------  -----------  --------  -------  -------
15 to 19 Year Fixed Loans         12     $  1,395,891       0.44%    7.685%      634      $116,324    89.59%    79.98%    8.98%
20 to 24 Year Fixed Loans         17        1,925,217       0.60     7.507       622       113,248    89.37     72.07     8.60
25 to 29 Year Fixed Loans          1          140,366       0.04     8.250       555       140,366    85.00    100.00     0.00
30 Year Fixed Loans              459       65,309,721      20.37     7.624       623       142,287    86.98     78.00    25.22
2/28 LIBOR ARM                 1,114      183,935,369      57.37     7.303       622       165,113    87.29     50.12    43.71
3/27 LIBOR ARM                   393       67,915,997      21.18     7.426       622       172,814    87.59     50.62    38.14
                               -----     ------------     ------     -----       ---      --------    -----    ------    -----
TOTAL:                         1,996     $320,622,560     100.00%    7.398%      622      $160,633    87.31%    56.19%   38.38%
                               =====     ============     ======     =====       ===      ========    =====    ======    =====

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-AR1
                       GROUP 2 COLLATERAL SUMMARY

AMORTIZATION TYPE

                                           AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                             NUMBER OF     PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                              MORTGAGE      BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
AMORTIZATION TYPE              LOANS      OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
-----------------            ---------  --------------  ----------  --------  --------  -----------  --------  -------  -------
Fully Amortizing               1,341     $197,556,475      61.62%    7.527%      602      $147,320    90.36%   68.99%     0.00%
24 Month Interest-Only           435      80,545,103       25.12     7.206       653       185,161    83.06    29.58    100.00
36 Month Interest-Only           134      25,757,268        8.03     7.153       656       192,218    82.84    28.74    100.00
60 Month Interest-Only            86      16,763,715        5.23     7.172       665       194,927    78.65    75.35    100.00
                               -----     ------------     ------     -----       ---      --------    -----    -----    ------
TOTAL:                         1,996     $320,622,560     100.00%    7.398%      622      $160,633    87.31%   56.19%    38.38%
                               =====     ============     ======     =====       ===      ========    =====    =====    ======

ADJUSTMENT TYPE

                                           AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                             NUMBER OF     PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                              MORTGAGE      BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
ADJUSTMENT TYPE                LOANS      OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
---------------              ---------  --------------  ----------  --------  --------  -----------  --------  -------  -------
Fixed Rate                       489     $ 68,771,195      21.45%    7.623%      623      $140,636    87.09%    77.91%   24.38%
ARM                            1,507      251,851,366      78.55     7.336       622       167,121    87.37     50.26    42.21
                               -----     ------------     ------     -----       ---      --------    -----     -----    -----
TOTAL:                         1,996     $320,622,560     100.00%    7.398%      622      $160,633    87.31%    56.19%   38.38%
                               =====     ============     ======     =====       ===      ========    =====     =====    =====

MORTGAGE INSURANCE

                                           AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                             NUMBER OF     PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                              MORTGAGE      BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
MORTGAGE INSURANCE COMPANY     LOANS      OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
--------------------------   ---------  --------------  ----------  --------  --------  -----------  --------  -------  -------
No Mortgage Insurance          1,146     $157,248,658     49.04%     7.510%      630      $137,215    84.74%    45.38%   49.98%
Mortgage Guaranty Insurance
   Corp.                         850      163,373,903     50.96      7.290       615       192,205    89.79     66.59    27.22
                               -----     ------------    ------      -----       ---      --------    -----     -----    -----
TOTAL:                         1,996     $320,622,560    100.00%     7.398%      622      $160,633    87.31%    56.19%   38.38%
                               =====     ============    ======      =====       ===      ========    =====     =====    =====

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-AR1
                       GROUP 2 COLLATERAL SUMMARY

GEOGRAPHIC DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                           AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                             NUMBER OF     PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                              MORTGAGE      BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
GEOGRAPHIC DISTRIBUTION        LOANS      OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
-----------------------      ---------  --------------  ----------  --------  --------  -----------  --------  -------  -------
Alabama                           24     $  2,067,073       0.64%    8.283%      598      $ 86,128    91.20%    84.48%   12.29%
Alaska                             3          789,812       0.25     6.465       633       263,271    84.08    100.00    65.84
Arizona                          175       23,786,109       7.42     7.103       631       135,921    88.13     60.90    41.33
Arkansas                           1           64,081       0.02     7.875       558        64,081    90.00    100.00     0.00
California                       236       60,209,529      18.78     6.877       630       255,125    84.27     45.10    59.75
Colorado                          52        9,301,325       2.90     7.076       638       178,872    85.33     32.94    69.43
Connecticut                       10        1,891,064       0.59     7.797       617       189,106    87.53     69.91    16.97
Delaware                           6          999,302       0.31     7.379       610       166,550    88.22    100.00    20.79
Florida                          294       44,256,665      13.80     7.434       618       150,533    88.67     59.46    29.54
Georgia                           22        2,725,131       0.85     7.651       620       123,870    87.38     57.71    49.69
Hawaii                             8        2,300,596       0.72     7.232       639       287,574    85.23     39.14    47.41
Idaho                              4          689,574       0.22     7.004       654       172,393    87.28     68.97    31.03
Illinois                         171       28,352,424       8.84     7.772       616       165,804    89.33     49.20    27.79
Indiana                           58        4,771,496       1.49     7.916       613        82,267    89.96     71.47     9.22
Iowa                              22        1,939,696       0.60     8.274       583        88,168    90.88     91.44     0.00
Kansas                            10        1,233,272       0.38     8.064       601       123,327    90.39    100.00    12.93
Kentucky                          17        1,979,173       0.62     7.558       585       116,422    89.49     95.97     0.00
Louisiana                         42        4,289,271       1.34     8.279       605       102,125    89.42     55.03    21.94
Maine                              6        1,113,901       0.35     7.034       613       185,650    86.07     75.28    35.14
Maryland                          64       11,619,883       3.62     7.418       606       181,561    88.24     66.14    22.52
Massachusetts                      3          890,152       0.28     8.165       635       296,717    86.45     36.37    17.34
Michigan                         125       14,685,274       4.58     7.484       620       117,482    90.09     67.18    34.83
Minnesota                         63       11,541,792       3.60     7.368       631       183,203    87.24     36.90    58.55
Mississippi                        4          352,773       0.11     7.709       594        88,193    92.63    100.00     0.00
Missouri                          38        4,092,951       1.28     7.761       599       107,709    90.46     90.45    10.16
Montana                            1          125,580       0.04     7.050       641       125,580    90.00    100.00     0.00
Nebraska                           2          150,235       0.05     8.129       657        75,117    84.30     43.02    56.98
Nevada                            45        7,567,991       2.36     7.290       643       168,178    85.92     52.77    69.13
New Hampshire                      2          378,214       0.12     7.667       603       189,107    86.99    100.00    60.23
New Jersey                        52       12,704,382       3.96     7.680       627       244,315    88.45     53.60    36.06
New Mexico                         3          303,151       0.09     8.279       672       101,050    88.67     29.90    36.66
New York                          78       20,103,706       6.27     7.342       627       257,740    83.55     48.73    35.02
North Carolina                    18        2,113,605       0.66     7.600       626       117,423    90.05     61.49    33.37
North Dakota                       1           95,282       0.03     8.100       710        95,282    80.00      0.00   100.00
Ohio                              46        5,085,944       1.59     7.631       601       110,564    89.97     78.21     2.51
Oklahoma                          14        1,179,417       0.37     8.148       607        84,244    91.01     78.79    13.90
Oregon                            11        1,655,152       0.52     7.162       670       150,468    88.10     73.51    40.68
Pennsylvania                      68        7,830,337       2.44     7.844       586       115,152    89.26     70.62     7.75
Rhode Island                      11        2,363,366       0.74     7.103       620       214,851    83.78     88.36    56.40
South Carolina                    10        1,064,973       0.33     7.826       608       106,497    86.76     80.11    41.69
South Dakota                       1          102,364       0.03     8.800       603       102,364    95.00    100.00     0.00
Tennessee                         37        3,718,466       1.16     7.971       611       100,499    88.63     56.05    24.97
Texas                             46        5,098,405       1.59     8.138       626       110,835    88.15     48.63    36.96
Utah                              18        2,418,138       0.75     7.614       647       134,341    82.74     27.05    79.07
Vermont                            3          635,563       0.20     8.085       633       211,854    81.66     36.59    63.41
Washington                        39        5,903,922       1.84     7.244       645       151,383    86.91     71.95    25.49
Wisconsin                         32        4,082,049       1.27     7.782       597       127,564    89.74     65.10    20.53
                               -----     ------------     ------     -----       ---      --------    -----     -----    -----
TOTAL:                         1,996     $320,622,560     100.00%    7.398%      622      $160,633    87.31%    56.19%   38.38%
                               =====     ============     ======     =====       ===      ========    =====     =====    =====

No more than approximately 0.62% of the Group 2 Mortgage Loans will be secured by mortgaged properties located in any one zip code.

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-AR1
                       GROUP 2 COLLATERAL SUMMARY

ORIGINAL LOAN-TO-VALUE RATIOS

                                           AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                             NUMBER OF     PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
RANGE OF ORIGINAL             MORTGAGE      BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
LOAN-TO-VALUE RATIOS           LOANS      OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
--------------------         ---------  --------------  ----------  --------  --------  -----------  --------  -------  -------
50.00% or less                    17     $  3,252,215       1.01%    6.756%      661      $191,307     41.81%   51.49%  100.00%
50.01% to 55.00%                   7        1,194,687       0.37     6.844       674       170,670     52.68    59.75   100.00
55.01% to 60.00%                   4          952,000       0.30     6.715       651       238,000     58.49    11.97   100.00
60.01% to 65.00%                   9        1,986,939       0.62     6.790       649       220,771     62.87    15.49   100.00
65.01% to 70.00%                  22        4,697,558       1.47     6.821       657       213,525     68.23    35.57   100.00
70.01% to 75.00%                  31        7,088,286       2.21     6.885       650       228,654     73.84    38.63   100.00
75.01% to 80.00%                 265       40,966,027      12.78     7.082       661       154,589     79.80    26.50   100.00
80.01% to 85.00%                 302       48,447,680      15.11     7.188       610       160,423     84.43    68.17    31.72
85.01% to 90.00%                 875      138,716,813      43.26     7.513       605       158,534     89.61    63.60    19.63
90.01% to 95.00%                 424       67,963,572      21.20     7.619       631       160,291     94.81    54.25    29.90
95.01% to 100.00%                 40        5,356,783       1.67     7.966       651       133,920    100.00    73.94     0.00
                               -----     ------------     ------     -----       ---      --------    ------    -----    -----
TOTAL:                         1,996     $320,622,560     100.00%    7.398%      622      $160,633     87.31%   56.19%   38.38%
                               =====     ============     ======     =====       ===      ========    ======    =====    =====

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Group 2 Mortgage Loans ranged from 26.09% to 100.00%.

LOAN PURPOSE

                                           AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                             NUMBER OF     PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                              MORTGAGE      BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
LOAN PURPOSE                   LOANS      OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
------------                 ---------  --------------  ----------  --------  --------  -----------  --------  -------  -------
Refinance - Cashout            1,365     $240,225,744      74.92%    7.300%      617      $175,990    87.39%    61.83%   36.29%
Purchase                         519       63,832,284      19.91     7.814       641       122,991    87.59     37.02    39.57
Refinance - Rate Term            112       16,564,532       5.17     7.217       634       147,898    85.05     48.23    64.19
                               -----     ------------     ------     -----       ---      --------    -----     -----    -----
TOTAL:                         1,996     $320,622,560     100.00%    7.398%      622      $160,633    87.31%    56.19%   38.38%
                               =====     ============     ======     =====       ===      ========    =====     =====    =====

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-AR1
                       GROUP 2 COLLATERAL SUMMARY

PROPERTY TYPE

                                           AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                             NUMBER OF     PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                              MORTGAGE      BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
PROPERTY TYPE                  LOANS      OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
-------------                ---------  --------------  ----------  --------  --------  -----------  --------  -------  -------
Single Family Residence        1,474     $234,248,259      73.06%    7.367%      619      $158,920    87.49%    56.93%   40.47%
Single Family Attached             3          518,457       0.16     7.303       606       172,819    78.91     21.61    54.58
Condo                            165       22,822,465       7.12     7.786       631       138,318    88.47     49.16    31.44
2-4 Family                       122       26,652,707       8.31     7.605       633       218,465    85.19     38.64    32.11
Manufactured Housing              88       10,881,984       3.39     7.173       646       123,659    85.49     91.40     0.00
Planned Unit Development         144       25,498,687       7.95     7.219       626       177,074    87.82     59.69    48.03
                               -----     ------------     ------     -----       ---      --------    -----     -----    -----
TOTAL:                         1,996     $320,622,560     100.00%    7.398%      622      $160,633    87.31%    56.19%   38.38%
                               =====     ============     ======     =====       ===      ========    =====     =====    =====

DOCUMENTATION

                                           AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                             NUMBER OF     PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                              MORTGAGE      BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
DOCUMENTATION                  LOANS      OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
-------------                ---------  --------------  ----------  --------  --------  -----------  --------  -------  -------
Full                           1,186     $180,153,938      56.19%    7.271%      607      $151,900    88.23%   100.00%   24.35%
Stated                           664      115,067,281      35.89     7.602       647       173,294    85.41      0.00    63.06
Limited                          146       25,401,341       7.92     7.372       617       173,982    89.38      0.00    26.13
                               -----     ------------     ------     -----       ---      --------    -----    ------    -----
TOTAL:                         1,996     $320,622,560     100.00%    7.398%      622      $160,633    87.31%    56.19%   38.38%
                               =====     ============     ======     =====       ===      ========    =====    ======    =====

OCCUPANCY

                                           AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                             NUMBER OF     PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                              MORTGAGE      BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
OCCUPANCY                      LOANS      OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
---------                    ---------  --------------  ----------  --------  --------  -----------  --------  -------  -------
Primary                        1,721     $284,243,413      88.65%    7.319%      621      $165,162    87.00%    58.06%   42.53%
Investment                       244       30,720,619       9.58     8.084       630       125,904    89.78     45.54     0.00
Second Home                       31        5,658,528       1.76     7.616       644       182,533    89.54     20.21    38.53
                               -----     ------------     ------     -----       ---      --------    -----     -----    -----
TOTAL:                         1,996     $320,622,560     100.00%    7.398%      622      $160,633    87.31%    56.19%   38.38%
                               =====     ============     ======     =====       ===      ========    =====     =====    =====

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-AR1
                       GROUP 2 COLLATERAL SUMMARY

MORTGAGE LOANS AGE SUMMARY

                                           AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                             NUMBER OF     PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                              MORTGAGE      BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
MORTGAGE LOANS AGE (MONTHS)    LOANS      OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
---------------------------  ---------  --------------  ----------  --------  --------  -----------  --------  -------  -------
3                                 18     $  2,584,432       0.81%    7.553%      709      $143,580    86.05%    16.89%   81.58%
4                              1,807      292,639,295      91.27     7.400       623       161,948    87.14     55.74    41.09
5                                 87       14,225,547       4.44     7.293       605       163,512    89.91     60.33     5.08
6                                 42        5,106,022       1.59     7.475       608       121,572    88.72     67.35     0.00
7                                 35        5,145,661       1.60     7.326       621       147,019    88.79     70.94     0.00
8                                  6          857,466       0.27     7.943       617       142,911    88.69    100.00     0.00
9                                  1           64,135       0.02     7.250       650        64,135    85.00    100.00     0.00
                               -----     ------------     ------     -----       ---      --------    -----    ------    -----
TOTAL:                         1,996     $320,622,560     100.00%    7.398%      622      $160,633    87.31%    56.19%   38.38%
                               =====     ============     ======     =====       ===      ========    =====    ======    =====

As of the Cut-off Date, the weighted average age of the Group 2 Mortgage Loans was approximately 4 months.

PREPAYMENT PENALTY TERM

                                           AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                             NUMBER OF     PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
ORIGINAL PREPAYMENT PENALTY   MORTGAGE      BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
TERM                           LOANS      OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
---------------------------  ---------  --------------  ----------  --------  --------  -----------  --------  -------  -------
None                             524     $ 89,803,119      28.01%    7.653%      616      $171,380    87.99%    55.83%   31.18%
12 Months                         60       12,124,230       3.78     7.405       641       202,070    83.45     58.82    43.08
24 Months                        540       82,248,463      25.65     7.370       624       152,312    87.34     48.08    41.85
36 Months                        872      136,446,749      42.56     7.246       624       156,476    87.18     61.07    40.61
                               -----     ------------     ------     -----       ---      --------    -----     -----    -----
TOTAL:                         1,996     $320,622,560     100.00%    7.398%      622      $160,633    87.31%    56.19%   38.38%
                               =====     ============     ======     =====       ===      ========    =====     =====    =====

The weighted average prepayment penalty term at origination with respect to the Group 2 Mortgage Loans having prepayment penalties was approximately 30 months.

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-AR1
                       GROUP 2 COLLATERAL SUMMARY

CREDIT SCORES

                                           AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                             NUMBER OF     PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                              MORTGAGE      BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
RANGE OF CREDIT SCORES         LOANS      OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
----------------------       ---------  --------------  ----------  --------  --------  -----------  --------  -------  -------
476 to 500                         2     $    273,160       0.09%    7.693%      500      $136,580    87.87%   100.00%    0.00%
501 to 525                        75       10,362,960       3.23     7.772       513       138,173    87.97     92.92     0.00
526 to 550                       102       14,821,612       4.62     7.694       540       145,310    88.94     92.74     0.00
551 to 575                       188       27,572,230       8.60     7.600       562       146,661    88.58     83.44     0.00
576 to 600                       236       34,263,101      10.69     7.540       588       145,183    89.85     67.47     0.00
601 to 625                       462       75,539,453      23.56     7.350       616       163,505    88.77     61.82    30.52
626 to 650                       493       83,640,021      26.09     7.371       637       169,655    86.57     45.15    54.36
651 to 675                       215       36,569,288      11.41     7.358       661       170,090    84.92     39.68    72.21
676 to 700                       120       21,271,329       6.63     7.133       687       177,261    85.85     31.69    68.89
701 to 725                        60        9,230,463       2.88     7.087       711       153,841    82.34     28.26    82.03
726 to 750                        22        3,825,651       1.19     6.791       737       173,893    81.06     20.84    96.03
751 to 775                        15        2,286,832       0.71     7.407       763       152,455    86.22     50.81    59.94
776 to 800                         4          566,574       0.18     6.911       789       141,644    83.77     17.15    82.85
801 to 825                         2          399,887       0.12     6.591       806       199,944    64.35      0.00   100.00
                               -----     ------------     ------     -----       ---      --------    -----    ------   ------
TOTAL:                         1,996     $320,622,560     100.00%    7.398%      622      $160,633    87.31%    56.19%   38.38%
                               =====     ============     ======     =====       ===      ========    =====    ======   ======

The Credit Scores of the Group 2 Mortgage Loans that were scored as of the Cut-off Date ranged from 500 to 806 and the weighted average Credit Score of the Group 2 Mortgage Loans that were scored as of the Cut-off Date was approximately 622.

CREDIT GRADE

                                           AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                             NUMBER OF     PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                              MORTGAGE      BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
CREDIT GRADE                   LOANS      OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
------------                 ---------  --------------  ----------  --------  --------  -----------  --------  -------  -------
1                              1,476     $229,432,248      71.56%    7.361%      627      $155,442    88.09%    51.31%   37.33%
2                                168       29,262,096       9.13     7.394       601       174,179    87.73     58.90    24.12
2A                                17        2,720,823       0.85     7.986       612       160,048    84.33     91.47    72.15
3                                165       27,732,239       8.65     7.469       587       168,074    88.90     77.25    11.40
3A                                 4          747,512       0.23     7.663       637       186,878    78.47     32.51    67.49
4                                 33        5,060,114       1.58     7.815       579       153,337    88.12     85.14     0.00
4A                                61       11,013,063       3.43     7.568       627       180,542    82.81     82.55    92.55
5A                                36        7,546,344       2.35     7.576       648       209,621    79.13     46.08   100.00
6                                  2          338,885       0.11     6.826       607       169,442    82.46    100.00    66.10
6A                                19        3,379,320       1.05     7.565       668       177,859    72.03     60.60   100.00
7A                                11        2,378,209       0.74     7.375       692       216,201    68.98     54.60   100.00
8A                                 4        1,011,706       0.32     6.507       752       252,927    70.07     47.53   100.00
                               -----     ------------     ------     -----       ---      --------    -----    ------   ------
TOTAL:                         1,996     $320,622,560     100.00%    7.398%      622      $160,633    87.31%    56.19%   38.38%
                               =====     ============     ======     =====       ===      ========    =====    ======   ======

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-AR1
                       GROUP 2 COLLATERAL SUMMARY

GROSS MARGINS

(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                           AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                             NUMBER OF     PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                              MORTGAGE      BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
RANGE OF GROSS MARGINS         LOANS      OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
----------------------       ---------  --------------  ----------  --------  --------  -----------  --------  -------  -------
3.501% to 4.000%                 143     $ 24,549,453       9.75%    7.753%      619      $171,674    89.44%    45.74%   27.09%
4.001% to 4.500%                   7        1,072,589       0.43     8.406       642       153,227    86.34     26.38    90.30
4.501% to 5.000%                  12        1,966,719       0.78     7.673       665       163,893    72.58     25.12    55.30
5.001% to 5.500%                  26        6,188,773       2.46     7.466       650       238,030    77.49     30.48   100.00
5.501% to 6.000%               1,317      217,792,631      86.48     7.277       621       165,370    87.55     51.66    41.97
7.001% to 7.500%                   2          281,200       0.11     7.777       583       140,600    89.25     58.51     0.00
                               -----     ------------     ------     -----       ---      --------    -----     -----   ------
TOTAL:                         1,507     $251,851,366     100.00%    7.336%      622      $167,121    87.37%    50.26%   42.21%
                               =====     ============     ======     =====       ===      ========    =====     =====   ======

As of the Cut-off Date, the Gross Margins for the Group 2 Adjustable Rate Mortgage Loans ranged from 4.000% per annum to 7.125% per annum and the weighted average Gross Margin of the Group 2 Adjustable Rate Mortgage Loans was approximately 5.768% per annum.

MAXIMUM MORTGAGE RATES

(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                           AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                             NUMBER OF     PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
RANGE OF MAXIMUM MORTGAGE     MORTGAGE      BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
RATES                          LOANS      OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
-------------------------    ---------  --------------  ----------  --------  --------  -----------  --------  -------  -------
11.500% or less                    9     $  2,095,434       0.83%     5.372%     631      $232,826    83.81%    78.30%   61.43%
11.501% to 12.000%                68       13,816,573       5.49      5.856      636       203,185    82.80     71.64    57.23
12.001% to 12.500%               111       24,057,546       9.55      6.313      633       216,735    84.05     58.76    55.10
12.501% to 13.000%               257       48,502,217      19.26      6.795      630       188,725    85.70     54.62    51.11
13.001% to 13.500%               334       56,067,373      22.26      7.285      620       167,866    87.06     50.26    41.66
13.501% to 14.000%               396       62,118,322      24.66      7.773      614       156,864    89.03     47.34    33.21
14.001% to 14.500%               212       29,968,574      11.90      8.253      618       141,361    90.11     45.07    33.32
14.501% to 15.000%                91       11,803,916       4.69      8.732      618       129,713    91.86     23.94    29.26
15.001% to 15.500%                22        2,277,602       0.90      9.231      614       103,527    89.94     14.66    28.84
15.501% to 16.000%                 4          705,741       0.28      9.699      663       176,435    91.25      0.00    89.82
16.001% to 16.500%                 3          438,068       0.17     10.326      629       146,023    90.95     33.78    79.00
                               -----     ------------     ------      -----      ---      --------    -----     -----    -----
TOTAL:                         1,507     $251,851,366     100.00%     7.336%     622      $167,121    87.37%    50.26%   42.21%
                               =====     ============     ======      =====      ===      ========    =====     =====    =====

As of the Cut-off Date, the Maximum Mortgage Rates for the Group 2 Adjustable Rate Mortgage Loans ranged from 11.200% per annum to 16.450% per annum and the weighted average Maximum Mortgage Rate of the Group 2 Adjustable Rate Mortgage Loans was approximately 13.336% per annum.

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-AR1
                       GROUP 2 COLLATERAL SUMMARY

NEXT RATE ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                           AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                             NUMBER OF     PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                              MORTGAGE      BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
NEXT RATE ADJUSTMENT DATE      LOANS      OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
--------------------------   ---------  --------------  ----------  --------  --------  -----------  --------  -------  -------
January 2007                       1     $    118,087       0.05%    7.990%      707      $118,087    95.00%   100.00%    0.00%
February 2007                     16        2,557,943       1.02     7.161       616       159,871    87.80     79.19     0.00
March 2007                        26        3,204,933       1.27     7.338       603       123,267    89.85     69.31     0.00
April 2007                        54        9,078,507       3.60     7.278       606       168,120    90.14     44.44     7.96
May 2007                       1,003      167,025,195      66.32     7.302       623       166,526    87.09     50.08    46.78
June 2007                         14        1,950,704       0.77     7.664       714       139,336    85.84      7.61    79.51
February 2008                      7        1,023,931       0.41     7.612       632       146,276    89.87     62.35     0.00
March 2008                         4          585,396       0.23     7.907       582       146,349    87.68     39.81     0.00
April 2008                         4          650,040       0.26     7.930       593       162,510    90.90     54.31     0.00
May 2008                         375       65,310,901      25.93     7.414       622       174,162    87.54     50.76    39.25
June 2008                          3          345,729       0.14     7.430       731       115,243    83.91      0.00    77.92
                               -----     ------------     ------     -----       ---      --------    -----     -----    -----
TOTAL:                         1,507     $251,851,366     100.00%    7.336%      622      $167,121    87.37%    50.26%   42.21%
                               =====     ============     ======     =====       ===      ========    =====     =====    =====

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-AR1
                       GROUP 3 COLLATERAL SUMMARY

Aggregate Outstanding Principal Balance   $466,581,035
Aggregate Original Principal Balance      $467,125,929
Number of Mortgage Loans                         1,410

                                 MINIMUM    MAXIMUM   AVERAGE (1)
                                --------   --------   -----------
Original Principal Balance      $155,200   $765,000     $331,295
Outstanding Principal Balance   $155,200   $760,179     $330,909

                                                     WEIGHTED
                               MINIMUM   MAXIMUM   AVERAGE (2)
                               -------   -------   -----------
Original Term (mos)               240       360         360
Stated remaining Term (mos)       236       357         356
Loan Age (mos)                      3         8           4
Current Interest Rate           4.990%   11.600%      6.979%
Initial Interest Rate Cap(4)    2.000%    2.000%      2.000%
Periodic Rate Cap(4)            1.000%    1.000%      1.000%
Gross Margin(4)                 4.000%    7.125%      5.859%
Maximum Mortgage Rate(4)       10.990%   15.500%     12.986%
Minimum Mortgage Rate(4)        4.990%    9.500%      6.986%
Months to Roll(4)                  16        33          23
Original Loan-to-Value          43.22%   100.00%      85.29%
Credit Score (3)                  508       804         649

                 EARLIEST      LATEST
                ----------   ----------
Maturity Date   05/01/2025   06/01/2035

LIEN POSITION   PERCENT OF MORTGAGE POOL
-------------   ------------------------
1st Lien                 100.00%

OCCUPANCY     PERCENT OF MORTGAGE POOL
---------     ------------------------
Primary                98.74%
Second Home             0.56%
Investment              0.69%

LOAN TYPE    PERCENT OF MORTGAGE POOL
---------    ------------------------
Fixed Rate             9.65%
ARM                   90.35%

AMORTIZATION TYPE   PERCENT OF MORTGAGE POOL
-----------------   ------------------------
Fully Amortizing             31.67%
Interest Only                68.33%

YEAR OF ORIGINATION   PERCENT OF MORTGAGE POOL
-------------------   ------------------------
2004                            0.08%
2005                           99.92%

LOAN PURPOSE            PERCENT OF MORTGAGE POOL
------------            ------------------------
Purchase                         63.98%
Refinance - Rate/Term             1.60%
Refinance - Cashout              34.42%

PROPERTY TYPE             PERCENT OF MORTGAGE POOL
-------------             ------------------------
Single Family Residence            71.78%
Single Family Attached              0.08%
Condo                               7.50%
2-4 Family                          8.11%
PUD                                 0.14%
Deminimus PUD                      12.19%
Manufactured Housing                0.20%

(1)  Sum of Principal Balance divided by total number of Group 3 mortgage loans.

(2)  Weighted by Outstanding Principal Balance of the Group 3 mortgage loans.

(3)  Minimum and Weighting only for Group 3 mortgage loans with scores.

(4)  Group 3 ARM Loans only

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-AR1
                       GROUP 3 COLLATERAL SUMMARY

MORTGAGE RATES

                                           AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                             NUMBER OF     PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                              MORTGAGE      BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
RANGE OF MORTGAGE RATES        LOANS      OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
-----------------------      ---------  --------------  ----------  --------  --------  -----------  --------  -------  -------
5.500% or less                    15     $  7,118,884       1.53%     5.320%     681      $474,592    79.41%    91.74%   92.36%
5.501% to 6.000%                 107       40,960,561       8.78      5.816      662       382,809    81.55     81.34    83.45
6.001% to 6.500%                 258       90,432,497      19.38      6.308      666       350,514    83.09     52.37    79.16
6.501% to 7.000%                 363      124,362,086      26.65      6.801      651       342,595    84.20     37.37    72.40
7.001% to 7.500%                 309       98,870,601      21.19      7.301      642       319,970    86.22     39.89    66.32
7.501% to 8.000%                 224       65,665,202      14.07      7.767      637       293,148    88.31     21.90    56.52
8.001% to 8.500%                  87       26,816,479       5.75      8.266      626       308,235    90.36     13.70    43.99
8.501% to 9.000%                  36        9,732,732       2.09      8.748      625       270,354    93.55     17.25    16.51
9.001% to 9.500%                   7        1,746,853       0.37      9.214      620       249,550    93.46     20.30    20.67
9.501% to 10.000%                  3          700,761       0.15      9.888      613       233,587    95.00     23.68     0.00
11.501% to 12.000%                 1          174,378       0.04     11.600      555       174,378    90.00      0.00     0.00
                               -----     ------------     ------     ------      ---      --------    -----     -----    -----
TOTAL:                         1,410     $466,581,035     100.00%     6.979%     649      $330,909    85.29%    41.45%   68.33%
                               =====     ============     ======     ======      ===      ========    =====     =====    =====

As of the Cut-off Date, Mortgage Rates borne by the Group 3 Mortgage Loans ranged from 4.990% per annum to 11.600% per annum and the weighted average Mortgage Rate of the Group 3 Mortgage Loans was approximately 6.979% per annum.

REMAINING MONTHS TO STATED MATURITY

                                           AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                             NUMBER OF     PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
RANGE OF                      MORTGAGE      BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
REMAINING TERMS (MONTHS)       LOANS      OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
------------------------     ---------  --------------  ----------  --------  --------  -----------  --------  -------  -------
229 to 240                         1     $    320,000       0.07%    7.150%      686      $320,000    80.00%     0.00%  100.00%
349 to 360                     1,409      466,261,035      99.93     6.978       649       330,916    85.29     41.47    68.31
                               -----     ------------     ------     -----       ---      --------    -----     -----   ------
TOTAL:                         1,410     $466,581,035     100.00%    6.979%      649      $330,909    85.29%    41.45%   68.33%
                               =====     ============     ======     =====       ===      ========    =====     =====   ======

As of the Cut-off Date, the remaining term to stated maturity of the Group 3 Mortgage Loans ranged from 236 months to 357 months and the weighted average remaining term to stated maturity of the Group 3 Mortgage Loans was approximately 356 months.

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-AR1
                       GROUP 3 COLLATERAL SUMMARY

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                           AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                             NUMBER OF     PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
RANGE OF ORIGINAL MORTGAGE    MORTGAGE      BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
LOAN PRINCIPAL BALANCES        LOANS      OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
--------------------------   ---------  --------------  ----------  --------  --------  -----------  --------  -------  -------
$150,001 to $200,000             274     $ 48,289,210      10.35%    7.341%      653      $176,238    85.02%    41.07%   73.76%
$200,001 to $250,000             206       46,666,763         10     7.153       655       226,538    84.14     31.97     80.4
$250,001 to $300,000             153       41,966,639       8.99      7.09       659       274,292    84.05     29.68    78.35
$300,001 to $350,000             134       43,554,701       9.33     6.953       666       325,035    83.68     26.77     82.8
$350,001 to $400,000             240       90,126,163      19.32      6.93       646       375,526    85.94     43.25     60.8
$400,001 to $450,000             171       72,027,649      15.44     6.971       641       421,214    86.32     47.96    59.18
$450,001 to $500,000             101       48,131,670      10.32     6.825       652       476,551       86     39.83    67.33
$500,001 to $550,000              49       25,676,836        5.5     6.882       638       524,017    86.53     52.95    63.21
$550,001 to $600,000              46       26,445,599       5.67     6.742       629       574,904     86.3     52.39    59.01
$600,001 to $650,000              24       14,992,156       3.21      6.66       646       624,673    85.74     66.71    62.38
$650,001 to $700,000               3        2,042,750       0.44      6.72       667       680,917    84.97      32.8      100
$700,001 to $750,000               8        5,900,720       1.26     6.513       668       737,590    78.21     49.77    62.58
$750,001 to $800,000               1          760,179       0.16       6.9       530       760,179       85       100        0
                               -----     ------------     ------     -----       ---      --------    -----     -----    -----
TOTAL:                         1,410     $466,581,035     100.00%    6.979%      649      $330,909    85.29%    41.45%   68.33%
                               =====     ============     ======     =====       ===      ========    =====     =====    =====

As of the Cut-off Date, the outstanding principal balances of the Group 3 Mortgage Loans ranged from approximately $155,200 to approximately $760,179 and the average outstanding principal balance of the Group 3 Mortgage Loans was approximately $330,909.

PRODUCT TYPES

                                           AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                             NUMBER OF     PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                              MORTGAGE      BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
PRODUCT TYPES                  LOANS      OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
-------------                ---------  --------------  ----------  --------  --------  -----------  --------  -------  -------
30 Year Fixed Loans              119     $ 45,029,548       9.65%    6.912%      648      $378,400    86.16%    72.79%   38.21%
2/28 LIBOR ARM                   979      319,427,104      68.46     6.948       650       326,279    84.79     36.26    74.58
3/27 LIBOR ARM                   312      102,124,383      21.89     7.102       647       327,322    86.47     43.84    62.07
                               -----     ------------     ------     -----       ---      --------    -----     -----    -----
TOTAL:                         1,410     $466,581,035     100.00%    6.979%      649      $330,909    85.29%    41.45%   68.33%
                               =====     ============     ======     =====       ===      ========    =====     =====    =====

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-AR1
                       GROUP 3 COLLATERAL SUMMARY

AMORTIZATION TYPE

                                           AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                             NUMBER OF     PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                              MORTGAGE      BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
AMORTIZATION TYPE              LOANS      OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
-----------------            ---------  --------------  ----------  --------  --------  -----------  --------  -------  -------
Fully Amortizing                 417     $147,745,171      31.67%    7.304%      605      $354,305    91.45%    51.71%    0.00%
24 Month Interest-Only           742      236,905,262      50.77     6.830       668       319,279    82.48     32.79   100.00
36 Month Interest-Only           208       64,723,057      13.87     6.858       675       311,169    83.13     42.17   100.00
60 Month Interest-Only            43       17,207,545       3.69     6.690       670       400,175    79.24     69.86   100.00
                               -----     ------------     ------     -----       ---      --------    -----     -----   ------
TOTAL:                         1,410     $466,581,035     100.00%    6.979%      649      $330,909    85.29%    41.45%   68.33%
                               =====     ============     ======     =====       ===      ========    =====     =====   ======

ADJUSTMENT TYPE

                                           AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                             NUMBER OF     PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                              MORTGAGE      BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
ADJUSTMENT TYPE                LOANS      OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
---------------              ---------  --------------  ----------  --------  --------  -----------  --------  -------  -------
Fixed Rate                       119     $ 45,029,548       9.65%    6.912%      648      $378,400    86.16%    72.79%   38.21%
ARM                            1,291      421,551,487      90.35     6.986       649       326,531    85.20     38.10    71.55
                               -----     ------------     ------     -----       ---      --------    -----     -----    -----
TOTAL:                         1,410     $466,581,035     100.00%    6.979%      649      $330,909    85.29%    41.45%   68.33%
                               =====     ============     ======     =====       ===      ========    =====     =====    =====

MORTGAGE INSURANCE

                                           AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                             NUMBER OF     PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                              MORTGAGE      BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
MORTGAGE INSURANCE COMPANY     LOANS      OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
--------------------------   ---------  --------------  ----------  --------  --------  -----------  --------  -------  -------
No Mortgage Insurance            963     $302,124,342      64.75%    6.950%      662      $313,732    82.58%    29.30%   83.00%
Mortgage Guaranty Insurance
   Corp.                         447      164,456,693      35.25     7.031       625       367,912    90.27     63.75    41.38
                               -----     ------------     ------     -----       ---      --------    -----     -----    -----
TOTAL:                         1,410     $466,581,035     100.00%    6.979%      649      $330,909    85.29%    41.45%   68.33%
                               =====     ============     ======     =====       ===      ========    =====     =====    =====

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-AR1
                       GROUP 3 COLLATERAL SUMMARY

GEOGRAPHIC DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                           AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                             NUMBER OF     PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                              MORTGAGE      BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
GEOGRAPHIC DISTRIBUTION        LOANS      OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
-----------------------      ---------  --------------  ----------  --------  --------  -----------  --------  -------  -------
Alabama                            4     $    807,007       0.17%    7.554%      604      $201,752    89.29%    20.46%   55.59%
Arizona                           40       10,250,202       2.20     7.038       655       256,255    85.42     50.83    63.39
Arkansas                           1          210,987       0.05     8.550       564       210,987    90.00      0.00     0.00
California                       645      242,850,013      52.05     6.734       653       376,512    83.94     39.56    77.41
Colorado                          13        2,996,046       0.64     7.252       650       230,465    84.28     34.37    81.95
Connecticut                       12        3,144,467       0.67     7.735       611       262,039    89.35     39.22    30.84
Florida                          208       54,684,891      11.72     7.254       648       262,908    87.18     45.71    63.08
Georgia                           14        3,156,689       0.68     7.170       659       225,478    82.78     13.43    94.06
Hawaii                             4        2,226,493       0.48     6.711       657       556,623    73.17     77.98   100.00
Illinois                          66       17,129,708       3.67     7.430       649       259,541    86.91     40.29    59.10
Indiana                            2          543,601       0.12     7.715       630       271,801    90.97    100.00     0.00
Iowa                               1          390,787       0.08     7.338       605       390,787    92.24    100.00     0.00
Kentucky                           1          217,449       0.05     6.100       638       217,449    80.00    100.00   100.00
Louisiana                          2          362,924       0.08     8.154       621       181,462    86.57     43.79    56.21
Maryland                          41       12,039,429       2.58     7.192       640       293,645    85.54     39.60    60.34
Massachusetts                     27        9,141,971       1.96     7.151       673       338,592    83.14     31.00    93.57
Michigan                           8        2,253,631       0.48     7.156       651       281,704    81.78     49.91    79.23
Minnesota                         27        6,336,138       1.36     7.024       660       234,672    85.70     47.59    70.68
Missouri                           6        1,541,218       0.33     7.261       643       256,870    86.97     63.07    89.16
Nevada                            40        9,868,454       2.12     7.157       660       246,711    81.89     21.56   100.00
New Hampshire                      1          212,000       0.05     7.825       669       212,000    80.00      0.00   100.00
New Jersey                        47       15,939,332       3.42     7.601       626       339,135    90.33     47.81    29.90
New Mexico                         4          744,241       0.16     6.616       645       186,060    87.42     73.13    50.52
New York                         122       50,091,166      10.74     7.175       638       410,583    89.39     43.34    37.36
North Carolina                     6        1,385,509       0.30     7.239       664       230,918    85.53     46.58   100.00
Ohio                               2          870,852       0.19     7.236       614       435,426    94.62     57.19     0.00
Oklahoma                           1          187,200       0.04     6.450       621       187,200    80.00      0.00   100.00
Oregon                             4        1,011,155       0.22     7.134       649       252,789    69.98    100.00   100.00
Pennsylvania                       4        1,858,896       0.40     6.457       612       464,724    74.91     45.44    33.89
Rhode Island                       9        2,276,811       0.49     7.273       637       252,979    86.09     51.03    73.00
Tennessee                          1          181,826       0.04     7.250       583       181,826    95.00      0.00     0.00
Texas                             16        3,791,050       0.81     7.665       668       236,941    84.12     30.54    67.84
Utah                              14        3,884,634       0.83     7.338       649       277,474    86.70     58.41    60.61
Washington                        14        3,461,516       0.74     6.924       646       247,251    84.76     57.45    77.06
Wisconsin                          3          532,743       0.11     7.605       633       177,581    87.84      0.00    69.37
                               -----     ------------     ------     -----       ---      --------    -----    ------   ------
TOTAL:                         1,410     $466,581,035     100.00%    6.979%      649      $330,909    85.29%    41.45%   68.33%
                               =====     ============     ======     =====       ===      ========    =====    ======   ======

No more than approximately 0.59% of the Group 3 Mortgage Loans will be secured by mortgaged properties located in any one zip code.

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-AR1
                       GROUP 3 COLLATERAL SUMMARY

ORIGINAL LOAN-TO-VALUE RATIOS

                                           AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                             NUMBER OF     PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
RANGE OF ORIGINAL             MORTGAGE      BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
LOAN-TO-VALUE RATIOS           LOANS      OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
--------------------         ---------  --------------  ----------  --------  --------  -----------  --------  -------  -------
50.00% or less                     3     $  1,458,974       0.31%    5.926%      696      $486,325    46.12%    73.54%  100.00%
50.01% to 55.00%                   1          460,000       0.10     7.200       654       460,000    51.69    100.00   100.00
55.01% to 60.00%                   2        1,159,213       0.25     6.802       641       579,607    59.44    100.00   100.00
60.01% to 65.00%                   6        2,139,087       0.46     6.400       672       356,514    63.61     59.24   100.00
65.01% to 70.00%                   7        3,395,050       0.73     6.384       639       485,007    68.57     67.31   100.00
70.01% to 75.00%                  14        6,640,321       1.42     6.265       663       474,309    73.68     51.72   100.00
75.01% to 80.00%                 713      208,228,451      44.63     6.779       675       292,046    79.93     28.39   100.00
80.01% to 85.00%                  92       41,187,973       8.83     6.612       616       447,695    84.48     65.55    45.11
85.01% to 90.00%                 237       96,094,363      20.60     7.130       622       405,461    89.57     50.65    44.68
90.01% to 95.00%                 329      104,452,303      22.39     7.455       636       317,484    94.86     45.70    32.40
95.01% to 100.00%                  6        1,365,300       0.29     8.403       627       227,550   100.00     87.22     0.00
                               -----     ------------     ------     -----       ---      --------   ------    ------   ------
TOTAL:                         1,410     $466,581,035     100.00%    6.979%      649      $330,909    85.29%    41.45%   68.33%
                               =====     ============     ======     =====       ===      ========   ======    ======   ======

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Group 3 Mortgage Loans ranged from 43.22% to 100.00%.

LOAN PURPOSE

                                           AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                             NUMBER OF     PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                              MORTGAGE      BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
LOAN PURPOSE                   LOANS      OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
------------                 ---------  --------------  ----------  --------  --------  -----------  --------  -------  -------
Purchase                       1,038     $298,512,551      63.98%    7.055%      660      $287,584    84.38%    32.21%   78.63%
Refinance - Cashout              356      160,582,983      34.42     6.850       629       451,076    86.92     58.88    49.77
Refinance - Rate Term             16        7,485,501       1.60     6.699       641       467,844    86.61     35.81    56.12
                               -----     ------------     ------     -----       ---      --------    -----     -----    -----
TOTAL:                         1,410     $466,581,035     100.00%    6.979%      649      $330,909    85.29%    41.45%   68.33%
                               =====     ============     ======     =====       ===      ========    =====     =====    =====

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-AR1
                       GROUP 3 COLLATERAL SUMMARY

PROPERTY TYPE

                                           AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                             NUMBER OF     PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                              MORTGAGE      BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
PROPERTY TYPE                  LOANS      OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
-------------                ---------  --------------  ----------  --------  --------  -----------  --------  -------  -------
Single Family Residence          993     $334,892,389      71.78%    6.921%      647      $337,253    85.20%    42.62%   67.87%
Single Family Attached             1          385,805       0.08     7.350       550       385,805    90.00    100.00     0.00
Condo                            125       34,988,864       7.50     7.234       655       279,911    85.79     40.39    73.30
2-4 Family                       101       37,862,815       8.11     7.275       661       374,879    86.71     28.66    61.01
Manufactured Housing               5          911,849       0.20     7.075       695       182,370    85.87     53.54     0.00
Planned Unit Development         185       57,539,312      12.33     6.958       651       311,023    84.50     43.07    74.38
                               -----     ------------     ------     -----       ---      --------    -----    ------    -----
TOTAL:                         1,410     $466,581,035     100.00%    6.979%      649      $330,909    85.29%    41.45%   68.33%
                               =====     ============     ======     =====       ===      ========    =====    ======    =====

DOCUMENTATION

                                           AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                             NUMBER OF     PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                              MORTGAGE      BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
DOCUMENTATION                  LOANS      OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
-------------                ---------  --------------  ----------  --------  --------  -----------  --------  -------  -------
Stated                           725     $228,487,688      48.97%    7.244%      662      $315,155    84.27%     0.00%   77.88%
Full                             558      193,380,063      41.45     6.681       639       346,559    86.03    100.00    60.49
Limited                          127       44,713,284       9.58     6.913       630       352,073    87.28      0.00    53.46
                               -----     ------------     ------     -----       ---      --------    -----    ------    -----
TOTAL:                         1,410     $466,581,035     100.00%    6.979%      649      $330,909    85.29%    41.45%   68.33%
                               =====     ============     ======     =====       ===      ========    =====    ======    =====

OCCUPANCY

                                           AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                             NUMBER OF     PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                              MORTGAGE      BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
OCCUPANCY                      LOANS      OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
---------                    ---------  --------------  ----------  --------  --------  -----------  --------  -------  -------
Primary                        1,396     $460,723,175      98.74%    6.970%      649      $330,031    85.24%    41.49%   68.94%
Investment                         8        3,228,168       0.69     7.963       646       403,521    90.07     24.45     0.00
Second Home                        6        2,629,692       0.56     7.188       671       438,282    87.98     54.34    45.66
                               -----     ------------     ------     -----       ---      --------    -----     -----    -----
TOTAL:                         1,410     $466,581,035     100.00%    6.979%      649      $330,909    85.29%    41.45%   68.33%
                               =====     ============     ======     =====       ===      ========    =====     =====    =====

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-AR1
                       GROUP 3 COLLATERAL SUMMARY

MORTGAGE LOANS AGE SUMMARY

                                           AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                             NUMBER OF     PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
MORTGAGE LOANS AGE            MORTGAGE      BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
(MONTHS)                       LOANS      OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
------------------           ---------  --------------  ----------  --------  --------  -----------  --------  -------  -------
3                                 23     $  6,968,411       1.49%    7.220%      741      $302,974     84.17%   21.10%   93.20%
4                              1,339      442,535,888      94.85     6.969       649       330,497     85.06    41.67    70.34
5                                 35       12,272,156       2.63     7.311       630       350,633     92.05    36.00     8.61
6                                  4        1,389,266       0.30     6.180       646       347,316     93.12    26.49     0.00
7                                  7        2,642,404       0.57     6.975       560       377,486     88.46    88.14     0.00
8                                  2          772,911       0.17     6.625       709       386,456     92.50    49.99     0.00
                               -----     ------------     ------     -----       ---      --------    ------    -----    -----
TOTAL:                         1,410     $466,581,035     100.00%    6.979%      649      $330,909     85.29%   41.45%   68.33%
                               =====     ============     ======     =====       ===      ========    ======    =====    =====

As of the Cut-off Date, the weighted average age of the Group 3 Mortgage Loans was approximately 4 months.

ORIGINAL PREPAYMENT PENALTY TERM

                                           AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                             NUMBER OF     PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
ORIGINAL PREPAYMENT           MORTGAGE      BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
PENALTY TERM                   LOANS      OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
-------------------          ---------  --------------  ----------  --------  --------  -----------  --------  -------  -------
None                             366     $120,172,311      25.76%    7.337%      644      $328,340    86.83%    39.11%   56.32%
12 Months                         81       27,096,194       5.81     7.090       668       334,521    86.16     44.24    71.57
24 Months                        523      160,442,316      34.39     6.925       655       306,773    83.89     32.62    79.45
36 Months                        440      158,870,214      34.05     6.743       644       361,069    85.38     51.66    65.64
                               -----     ------------     ------     -----       ---      --------    -----     -----    -----
TOTAL:                         1,410     $466,581,035     100.00%    6.979%      649      $330,909    85.29%    41.45%   68.33%
                               =====     ============     ======     =====       ===      ========    =====     =====    =====

The weighted average prepayment penalty term at origination with respect to the Group 3 Mortgage Loans having prepayment penalties was approximately 29 months.

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-AR1
                       GROUP 3 COLLATERAL SUMMARY

CREDIT SCORES

                                           AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                             NUMBER OF     PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                              MORTGAGE      BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
RANGE OF CREDIT SCORE          LOANS      OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
---------------------        ---------  --------------  ----------  --------  --------  -----------  --------  -------  -------
501 to 525                        13     $  4,967,881       1.06%    7.222%      516      $382,145    88.19%    79.62%    0.00%
526 to 550                        28       10,838,008       2.32     7.071       540       387,072    87.88     67.67     0.00
551 to 575                        47       18,086,590       3.88     7.252       565       384,821    88.79     56.14     0.00
576 to 600                        66       23,855,763       5.11     7.381       588       361,451    91.13     60.97     0.00
601 to 625                       242       81,208,204      17.40     7.283       616       335,571    89.06     39.90    35.68
626 to 650                       366      119,110,889      25.53     6.999       637       325,440    84.66     44.31    83.56
651 to 675                       251       80,367,526      17.22     6.880       662       320,189    83.64     38.76    87.32
676 to 700                       178       57,432,343      12.31     6.713       687       322,654    83.35     34.87    92.17
701 to 725                       103       33,440,611       7.17     6.656       711       324,666    83.21     31.54    90.07
726 to 750                        73       23,551,305       5.05     6.706       737       322,621    81.28     28.86    99.31
751 to 775                        31       10,164,395       2.18     6.775       762       327,884    80.27     28.82   100.00
776 to 800                         9        2,489,518       0.53     6.439       784       276,613    80.00     31.01   100.00
801 to 825                         3        1,068,000       0.23     6.865       802       356,000    80.00      0.00   100.00
                               -----     ------------     ------     -----       ---      --------    -----     -----   ------
TOTAL:                         1,410     $466,581,035     100.00%    6.979%      649      $330,909    85.29%    41.45%   68.33%
                               =====     ============     ======     =====       ===      ========    =====     =====   ======

The Credit Scores of the Group 3 Mortgage Loans that were scored as of the Cut-off Date ranged from 508 to 804 and the weighted average Credit Score of the Group 3 Mortgage Loans that were scored as of the Cut-off Date was approximately 649.

CREDIT GRADE

                                           AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                             NUMBER OF     PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                              MORTGAGE      BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
CREDIT GRADE                   LOANS      OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
------------                 ---------  --------------  ----------  --------  --------  -----------  --------  -------  -------
1                              1,242     $395,918,704      84.86%    6.957%      654      $318,775    85.29%    36.15%   70.89%
2                                 54       21,819,356       4.68     7.315       604       404,062    89.35     48.15    21.23
2A                                 1          460,000       0.10     7.200       654       460,000    51.69    100.00   100.00
3                                 46       19,357,144       4.15     6.959       604       420,807    87.19     69.60    31.46
4                                  4        2,031,055       0.44     7.250       593       507,764    86.46    100.00     0.00
4A                                23        9,044,528       1.94     7.462       629       393,240    84.74     89.13   100.00
5A                                27       11,951,852       2.56     6.953       650       442,661    81.84     88.41   100.00
6A                                 5        2,152,197       0.46     7.165       668       430,439    76.26     82.09   100.00
7A                                 4        2,001,939       0.43     6.206       688       500,485    74.46    100.00   100.00
8A                                 4        1,844,260       0.40     5.898       745       461,065    72.35     75.33   100.00
                               -----     ------------     ------     -----       ---      --------    -----    ------   ------
TOTAL:                         1,410     $466,581,035     100.00%    6.979%      649      $330,909    85.29%    41.45%   68.33%
                               =====     ============     ======     =====       ===      ========    =====    ======   ======

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-AR1
                       GROUP 3 COLLATERAL SUMMARY

GROSS MARGINS

(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                           AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                             NUMBER OF     PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                              MORTGAGE      BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
RANGE OF GROSS MARGINS         LOANS      OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
----------------------       ---------  --------------  ----------  --------  --------  -----------  --------  -------  -------
3.501% to 4.000%                  87     $ 24,149,160       5.73%    7.311%      662      $277,577    85.41%    33.59%   75.08%
4.001% to 4.500%                   4        1,126,119       0.27     7.676       605       281,530    87.54    100.00    48.56
4.501% to 5.000%                   3        1,439,669       0.34     5.893       732       479,890    81.38    100.00   100.00
5.001% to 5.500%                  26       11,425,748       2.71     6.882       650       439,452    80.36     87.87   100.00
5.501% to 6.000%               1,170      383,223,306      90.91     6.970       648       327,541    85.33     36.50    70.48
7.001% to 7.500%                   1          187,484       0.04     7.050       600       187,484    95.00      0.00     0.00
                               -----     ------------     ------     -----       ---      --------    -----    ------   ------
TOTAL:                         1,291     $421,551,487     100.00%    6.986%      649      $326,531    85.20%    38.10%   71.55%
                               =====     ============     ======     =====       ===      ========    =====    ======   ======

As of the Cut-off Date, the Gross Margins for the Group 3 Adjustable Rate Mortgage Loans ranged from 4.000% per annum to 7.125% per annum and the weighted average Gross Margin of the Group 3 Adjustable Rate Mortgage Loans was approximately 5.859% per annum.

MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                           AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                             NUMBER OF     PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
RANGE OF MAXIMUM MORTGAGE     MORTGAGE      BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
RATES                          LOANS      OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
-------------------------    ---------  --------------  ----------  --------  --------  -----------  --------  -------  -------
11.500% or less                   13     $  5,945,042       1.41%    5.310%      682      $457,311    81.18%    90.11%  100.00%
11.501% to 12.000%                94       35,473,889       8.42     5.801       662       377,382    81.47     81.04    88.37
12.001% to 12.500%               227       77,952,195      18.49     6.311       665       343,402    82.63     48.36    85.44
12.501% to 13.000%               338      114,172,311      27.08     6.807       651       337,788    83.89     33.79    75.76
13.001% to 13.500%               290       92,214,258      21.87     7.296       643       317,980    86.15     36.30    67.65
13.501% to 14.000%               217       62,397,148      14.80     7.769       638       287,544    88.49     20.03    58.13
14.001% to 14.500%                81       24,843,552       5.89     8.272       625       306,711    90.69     12.43    42.73
14.501% to 15.000%                27        7,335,700       1.74     8.748       629       271,693    94.08     15.85    21.90
15.001% to 15.500%                 4        1,217,392       0.29     9.171       627       304,348    93.49      0.00    29.65
                               -----     ------------     ------     -----       ---      --------    -----     -----   ------
TOTAL:                         1,291     $421,551,487     100.00%    6.986%      649      $326,531    85.20%    38.10%   71.55%
                               =====     ============     ======     =====       ===      ========    =====     =====   ======

As of the Cut-off Date, the Maximum Mortgage Rates for the Group 3 Adjustable Rate Mortgage Loans ranged from 10.990% per annum to 15.500% per annum and the weighted average Maximum Mortgage Rate of the Group 3 Adjustable Rate Mortgage Loans was approximately 12.986% per annum.

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-AR1
                       GROUP 3 COLLATERAL SUMMARY

NEXT RATE ADJUSTMENT DATE

(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                           AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                             NUMBER OF     PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                              MORTGAGE      BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
NEXT RATE ADJUSTMENT DATE      LOANS      OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
-------------------------    ---------  --------------  ----------  --------  --------  -----------  --------  -------  -------
January 2007                       1     $    386,516       0.09%    6.750%      707      $386,516    90.00%     0.00%    0.00%
February 2007                      6        2,329,007       0.55     6.878       555       388,168    88.26    100.00     0.00
March 2007                         4        1,389,266       0.33     6.180       646       347,316    93.12     26.49     0.00
April 2007                        16        5,380,766       1.28     7.353       618       336,298    92.76     34.83     8.85
May 2007                         932      303,699,179      72.04     6.939       649       325,857    84.58     36.26    76.39
June 2007                         20        6,242,371       1.48     7.246       740       312,119    84.65     18.04    92.41
February 2008                      1          313,397       0.07     7.700       595       313,397    90.00      0.00     0.00
April 2008                        10        3,089,913       0.73     7.641       623       308,991    91.31     33.22    18.80
May 2008                         298       97,995,032      23.25     7.084       647       328,842    86.35     44.29    63.35
June 2008                          3          726,040       0.17     7.002       755       242,013    80.00     47.33   100.00
                               -----     ------------     ------     -----       ---      --------    -----    ------   ------
TOTAL:                         1,291     $421,551,487     100.00%    6.986%      649      $326,531    85.20%    38.10%   71.55%
                               =====     ============     ======     =====       ===      ========    =====    ======   ======

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-AR1

                         GROUP 1 ASSUMED MORTGAGE POOLS

                        GROUP 1 FIXED RATE MORTGAGE LOAN

                                                           ORIGINAL      REMAINING
                                                         AMORTIZATION  AMORTIZATION  ORIGINAL  REMAINING   ORIGINAL
                                                             TERM          TERM      INTEREST   INTEREST   MONTHS TO
                             NET    ORIGINAL  REMAINING     LESS IO       LESS IO      ONLY       ONLY    PREPAYMENT
    CURRENT     MORTGAGE  MORTGAGE    TERM       TERM        TERM          TERM        TERM       TERM      PENALTY
  BALANCE ($)    RATE(%)   RATE(%)  (MONTHS)   (MONTHS)    (MONTHS)      (MONTHS)    (MONTHS)   (MONTHS)  EXPIRATION
--------------  --------  --------  --------  ---------  ------------  ------------  --------  ---------  ----------
    432,257.41    7.945     6.826      180       176          180           176          0         0           0
    179,795.23    8.650     7.531      180       176          180           176          0         0          24
    499,615.50    7.457     6.338      180       176          180           176          0         0          36
    164,654.95    7.583     6.464      240       236          240           236          0         0           0
    903,225.10    7.876     6.757      240       236          240           236          0         0          36
 17,655,112.30    7.576     6.457      360       356          360           356          0         0           0
  9,477,194.80    7.207     6.088      360       356          360           356          0         0          12
  2,690,153.07    8.137     7.018      360       356          360           356          0         0          24
 36,659,521.28    7.501     6.382      360       356          360           356          0         0          36

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-AR1

                     GROUP 1 ADJUSTABLE RATE MORTGAGE LOANS

                                                          ORIGINAL      REMAINING   ORIGINAL  REMAINING
                                                        AMORTIZATION  AMORTIZATION  INTEREST   INTEREST
                            NET    ORIGINAL  REMAINING      TERM          TERM        ONLY       ONLY
   CURRENT     MORTGAGE  MORTGAGE    TERM       TERM    LESS IO TERM  LESS IO TERM    TERM       TERM
 BALANCE ($)    RATE(%)   RATE(%)  (MONTHS)   (MONTHS)    (MONTHS)      (MONTHS)    (MONTHS)   (MONTHS)
-------------  --------  --------  --------  ---------  ------------  ------------  --------  ---------
25,664,633.82    7.522     6.403      360       356          360           356          0          0
 1,858,467.24    7.872     6.753      360       356          360           356          0          0
53,106,105.91    7.421     6.302      360       356          360           356          0          0
43,205,707.03    7.039     5.920      360       355          360           355          0          0
40,685,620.41    7.509     6.390      360       356          360           356          0          0
   280,332.91    7.393     6.274      360       356          360           356          0          0
   735,029.76    7.235     6.116      360       356          360           356          0          0
14,175,543.70    7.304     6.185      360       356          360           356          0          0
12,945,997.82    7.395     6.276      360       356          336           336         24         20
 1,477,694.24    6.589     5.470      360       356          336           336         24         20
17,773,932.66    6.666     5.547      359       355          335           335         24         20
22,733,873.60    6.607     5.488      360       356          336           336         24         20
 7,256,546.63    6.636     5.517      360       356          324           324         36         32
   159,200.00    6.750     5.631      360       357          324           324         36         33
10,355,837.33    6.462     5.343      360       356          324           324         36         32

                                                                            MONTHS            ORIGINAL
                          INITIAL                                 RATE    UNTIL NEXT          MONTHS TO
                            RATE                                 CHANGE      RATE            PREPAYMENT
   CURRENT       GROSS     CHANGE  PERIODIC  MAXIMUM  MINIMUM  FREQUENCY  ADJUSTMENT           PENALTY
 BALANCE ($)   MARGIN(%)   CAP(%)   CAP(%)   RATE(%)  RATE(%)   (MONTHS)     DATE     INDEX  EXPIRATION
-------------  ---------  -------  --------  -------  -------  ---------  ----------  -----  ----------
25,664,633.82    5.419     2.000     1.000    13.522   7.522       6          20       6ML        0
 1,858,467.24    6.000     2.000     1.000    13.872   7.872       6          20       6ML       12
53,106,105.91    6.000     2.000     1.000    13.421   7.421       6          20       6ML       24
43,205,707.03    5.990     2.000     1.000    13.039   7.039       6          20       6ML       36
40,685,620.41    5.343     2.000     1.000    13.509   7.509       6          32       6ML        0
   280,332.91    6.000     2.000     1.000    13.393   7.393       6          32       6ML       12
   735,029.76    6.000     2.000     1.000    13.235   7.235       6          32       6ML       24
14,175,543.70    5.992     2.000     1.000    13.304   7.304       6          32       6ML       36
12,945,997.82    5.426     2.000     1.000    13.395   7.395       6          20       6ML        0
 1,477,694.24    5.548     2.000     1.000    12.589   6.589       6          20       6ML       12
17,773,932.66    6.017     2.000     1.000    12.666   6.666       6          20       6ML       24
22,733,873.60    5.687     2.000     1.000    12.607   6.607       6          20       6ML       36
 7,256,546.63    5.388     2.000     1.000    12.636   6.636       6          32       6ML        0
   159,200.00    6.000     2.000     1.000    12.750   6.750       6          33       6ML       24
10,355,837.33    5.803     2.000     1.000    12.462   6.462       6          32       6ML       36

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-AR1

                         GROUP 2 ASSUMED MORTGAGE POOLS

                        GROUP 2 FIXED RATE MORTGAGE LOANS

                                                           ORIGINAL      REMAINING
                                                         AMORTIZATION  AMORTIZATION  ORIGINAL  REMAINING   ORIGINAL
                                                             TERM          TERM      INTEREST   INTEREST   MONTHS TO
                             NET    ORIGINAL  REMAINING     LESS IO       LESS IO      ONLY       ONLY    PREPAYMENT
    CURRENT     MORTGAGE  MORTGAGE    TERM       TERM        TERM          TERM        TERM       TERM      PENALTY
  BALANCE ($)    RATE(%)   RATE(%)  (MONTHS)   (MONTHS)    (MONTHS)      (MONTHS)    (MONTHS)   (MONTHS)  EXPIRATION
--------------  --------  --------  --------  ---------  ------------  ------------  --------  ---------  ----------
  1,270,490.59    7.718     6.599      180       176          180           176          0          0         36
    237,962.90    7.438     6.319      240       236          240           236          0          0          0
  1,521,653.62    7.574     6.455      240       235          240           235          0          0         36
    140,366.33    8.250     7.131      300       293          300           293          0          0         36
 11,715,617.70    7.701     6.582      360       356          360           356          0          0          0
  4,549,241.95    7.521     6.402      360       356          360           356          0          0         12
  1,416,203.39    7.698     6.579      360       356          360           356          0          0         24
 31,155,943.33    7.845     6.726      360       356          360           356          0          0         36
    125,399.99    7.350     6.231      180       176          120           120         60         56         36
    165,600.00    6.990     5.871      240       236          180           180         60         56         12
  2,301,505.57    7.508     6.389      360       356          300           300         60         56          0
  2,041,493.69    6.929     5.810      360       356          300           300         60         56         12
    259,000.00    7.600     6.481      360       356          300           300         60         56         24
 11,870,715.54    7.140     6.021      360       356          300           300         60         56         36

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-AR1

                     GROUP 2 ADJUSTABLE RATE MORTGAGE LOANS

                                                               ORIGINAL       REMAINING    ORIGINAL   REMAINING
                                                             AMORTIZATION   AMORTIZATION   INTEREST    INTEREST
                              NET     ORIGINAL   REMAINING       TERM           TERM         ONLY        ONLY
   CURRENT      MORTGAGE   MORTGAGE     TERM        TERM     LESS IO TERM   LESS IO TERM     TERM        TERM       GROSS
 BALANCE ($)     RATE(%)    RATE(%)   (MONTHS)    (MONTHS)     (MONTHS)       (MONTHS)     (MONTHS)    (MONTHS)   MARGIN(%)
-------------   --------   --------   --------   ---------   ------------   ------------   --------   ---------   ---------
16,828,867.97     7.806      6.687       360        356           360            356           0           0        5.392
 1,873,039.14     7.473      6.354       360        356           360            356           0           0        6.000
46,127,736.50     7.504      6.385       360        356           360            356           0           0        5.975
38,704,747.10     7.034      5.915       360        356           360            356           0           0        5.998
33,018,001.08     7.659      6.540       360        356           360            356           0           0        5.239
   478,368.36     7.896      6.777       360        356           360            356           0           0        6.000
   279,437.15     7.428      6.309       360        356           360            356           0           0        6.000
 8,238,797.49     7.343      6.224       360        356           360            356           0           0        6.000
11,161,704.46     7.929      6.810       360        356           336            336          24          20        5.405
 2,529,114.91     7.583      6.464       360        356           336            336          24          20        5.952
33,680,911.91     7.169      6.050       359        355           335            335          24          20        6.000
32,910,046.80     6.975      5.856       360        356           336            336          24          20        5.878
   138,075.00     6.700      5.581       360        356           336            336          24          20        6.000
   125,249.99     6.650      5.531       360        356           336            336          24          20        6.000
   119,200.00     7.550      6.431       360        356           324            324          36          32        6.000
14,420,258.99     7.237      6.118       357        353           321            321          36          32        5.284
   487,371.81     6.797      5.678       360        356           324            324          36          32        6.000
   347,099.12     7.701      6.582       360        356           324            324          36          32        6.000
10,383,337.78     7.031      5.912       360        356           324            324          36          32        5.939

                                                                       MONTHS              ORIGINAL
                INITIAL                                     RATE     UNTIL NEXT            MONTHS TO
                  RATE                                     CHANGE       RATE              PREPAYMENT
   CURRENT       CHANGE   PERIODIC   MAXIMUM   MINIMUM   FREQUENCY   ADJUSTMENT             PENALTY
 BALANCE ($)     CAP(%)    CAP(%)    RATE(%)   RATE(%)    (MONTHS)      DATE      INDEX   EXPIRATION
-------------   -------   --------   -------   -------   ---------   ----------   -----   ----------
16,828,867.97    2.000      1.000     13.806    7.806        6           20        6ML         0
 1,873,039.14    2.000      1.000     13.473    7.473        6           20        6ML        12
46,127,736.50    2.000      1.000     13.504    7.504        6           20        6ML        24
38,704,747.10    2.000      1.000     13.034    7.034        6           20        6ML        36
33,018,001.08    2.000      1.000     13.659    7.659        6           32        6ML         0
   478,368.36    2.000      1.000     13.896    7.896        6           32        6ML        12
   279,437.15    2.000      1.000     13.428    7.428        6           32        6ML        24
 8,238,797.49    2.000      1.000     13.343    7.343        6           32        6ML        36
11,161,704.46    2.000      1.000     13.929    7.929        6           20        6ML         0
 2,529,114.91    2.000      1.000     13.583    7.583        6           20        6ML        12
33,680,911.91    2.000      1.000     13.169    7.169        6           20        6ML        24
32,910,046.80    2.000      1.000     12.975    6.975        6           20        6ML        36
   138,075.00    2.000      1.000     12.700    6.700        6           32        6ML        24
   125,249.99    2.000      1.000     12.650    6.650        6           32        6ML        36
   119,200.00    2.000      1.000     13.550    7.550        6           20        6ML         0
14,420,258.99    2.000      1.000     13.237    7.237        6           32        6ML         0
   487,371.81    2.000      1.000     12.797    6.797        6           32        6ML        12
   347,099.12    2.000      1.000     13.701    7.701        6           32        6ML        24
10,383,337.78    2.000      1.000     13.031    7.031        6           32        6ML        36

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-AR1

                         GROUP 3 ASSUMED MORTGAGE POOLS

                        GROUP 3 FIXED RATE MORTGAGE LOAN

                                                           ORIGINAL      REMAINING
                                                         AMORTIZATION  AMORTIZATION  ORIGINAL  REMAINING   ORIGINAL
                                                             TERM          TERM      INTEREST   INTEREST   MONTHS TO
                             NET    ORIGINAL  REMAINING     LESS IO       LESS IO      ONLY       ONLY    PREPAYMENT
    CURRENT     MORTGAGE  MORTGAGE    TERM       TERM        TERM          TERM        TERM       TERM      PENALTY
  BALANCE ($)    RATE(%)   RATE(%)  (MONTHS)   (MONTHS)    (MONTHS)      (MONTHS)    (MONTHS)   (MONTHS)  EXPIRATION
--------------  --------  --------  --------  ---------  ------------  ------------  --------  ---------  ----------
  6,035,755.70    7.491     6.372      360       356          360           356          0          0          0
  5,909,505.45    6.727     5.608      360       356          360           356          0          0         12
    922,050.86    7.041     5.922      360       356          360           356          0          0         24
 14,954,691.08    6.998     5.879      360       356          360           356          0          0         36
  1,840,029.81    6.312     5.193      360       356          300           300         60         56          0
  3,084,777.30    7.342     6.223      360       356          300           300         60         56         12
 12,282,738.21    6.583     5.464      360       356          300           300         60         56         36

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-AR1

                     GROUP 3 ADJUSTABLE RATE MORTGAGE LOANS

                                                           ORIGINAL      REMAINING   ORIGINAL  REMAINING
                                                         AMORTIZATION  AMORTIZATION  INTEREST   INTEREST
                             NET    ORIGINAL  REMAINING      TERM          TERM        ONLY       ONLY
   CURRENT      MORTGAGE  MORTGAGE    TERM       TERM    LESS IO TERM  LESS IO TERM    TERM       TERM
 BALANCE ($)     RATE(%)   RATE(%)  (MONTHS)   (MONTHS)    (MONTHS)      (MONTHS)    (MONTHS)   (MONTHS)
-------------   --------  --------  --------  ---------  ------------  ------------  --------  ---------
 12,796,019.95     7.780    6.661      360       356          360           356          0          0

  1,537,274.28     7.581    6.462      360       356          360           356          0          0

 32,050,413.23     7.402    6.283      360       356          360           356          0          0

 34,804,434.75     7.015    5.896      360       356          360           356          0          0

 33,656,221.49     7.551    6.432      360       356          360           356          0          0

    255,865.33     8.450    7.331      360       356          360           356          0          0

  4,822,938.91     7.054    5.935      360       356          360           356          0          0

 25,945,820.23     7.371    6.252      359       355          335           335         24         20

 15,233,521.99     7.124    6.005      360       356          336           336         24         20

127,134,536.69     6.804    5.685      360       356          336           336         24         20

 68,591,383.10     6.607    5.488      360       356          336           336         24         20

  1,149,700.00     6.849    5.730      360       356          324           324         36         32

    183,999.82     5.600    4.481      360       356          324           324         36         32

 38,748,763.96     7.019    5.900      360       356          324           324         36         32

  1,075,249.64     6.842    5.723      360       356          324           324         36         32

    335,315.60     6.685    5.566      360       356          324           324         36         32

 23,230,027.68     6.603    5.484      360       356          324           324         36         32

                                                                             MONTHS            ORIGINAL
                           INITIAL                                 RATE    UNTIL NEXT          MONTHS TO
                             RATE                                 CHANGE      RATE            PREPAYMENT
   CURRENT        GROSS     CHANGE  PERIODIC  MAXIMUM  MINIMUM  FREQUENCY  ADJUSTMENT           PENALTY
 BALANCE ($)    MARGIN(%)   CAP(%)   CAP(%)   RATE(%)  RATE(%)   (MONTHS)     DATE     INDEX  EXPIRATION
-------------   ---------  -------  --------  -------  -------  ---------  ----------  -----  ----------
 12,796,019.95    5.878     2.000     1.000    13.780   7.780       6          20       6ML        0

  1,537,274.28    6.000     2.000     1.000    13.581   7.581       6          20       6ML       12

 32,050,413.23    6.000     2.000     1.000    13.402   7.402       6          20       6ML       24

 34,804,434.75    6.000     2.000     1.000    13.015   7.015       6          20       6ML       36

 33,656,221.49    5.669     2.000     1.000    13.551   7.551       6          32       6ML        0

    255,865.33    6.000     2.000     1.000    14.450   8.450       6          32       6ML       12

  4,822,938.91    6.000     2.000     1.000    13.054   7.054       6          32       6ML       36

 25,945,820.23    5.587     2.000     1.000    13.371   7.371       6          20       6ML        0

 15,233,521.99    6.000     2.000     1.000    13.124   7.124       6          20       6ML       12

127,134,536.69    6.000     2.000     1.000    12.804   6.804       6          20       6ML       24

 68,591,383.10    5.916     2.000     1.000    12.607   6.607       6          20       6ML       36

  1,149,700.00    6.000     2.000     1.000    12.849   6.849       6          20       6ML        0

    183,999.82    6.000     2.000     1.000    11.600   5.600       6          20       6ML       36

 38,748,763.96    5.269     2.000     1.000    13.019   7.019       6          32       6ML        0

  1,075,249.64    6.000     2.000     1.000    12.842   6.842       6          32       6ML       12

    335,315.60    6.000     2.000     1.000    12.685   6.685       6          32       6ML       24

 23,230,027.68    5.919     2.000     1.000    12.603   6.603       6          32       6ML       36

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-AR1

                            ONE MONTH LIBOR CAP TABLE

         BEGINNING                                              1ML STRIKE         1ML STRIKE
PERIOD    ACCRUAL    ENDING ACCRUAL   NOTIONAL BALANCE ($)   LOWER COLLAR (%)   UPPER COLLAR (%)
------   ---------   --------------   --------------------   ----------------   ----------------
   1      09/29/05      10/25/05        1,062,281,000.00           7.015             10.220
   2      10/25/05      11/25/05        1,050,151,492.00           5.842             10.220
   3      11/25/05      12/25/05        1,035,590,072.00           6.049             10.220
   4      12/25/05      01/25/06        1,018,637,063.00           5.850             10.220
   5      01/25/06      02/25/06          999,327,746.00           5.855             10.220
   6      02/25/06      03/25/06          977,729,736.00           6.519             10.220
   7      03/25/06      04/25/06          953,913,156.00           5.868             10.220
   8      04/25/06      05/25/06          928,321,252.00           6.081             10.220
   9      05/25/06      06/25/06          901,150,400.00           5.885             10.220
  10      06/25/06      07/25/06          874,749,345.00           6.100             10.220
  11      07/25/06      08/25/06          849,096,413.00           5.904             10.220
  12      08/25/06      09/25/06          824,170,147.00           5.914             10.220
  13      09/25/06      10/25/06          799,949,708.00           6.131             10.220
  14      10/25/06      11/25/06          776,414,859.00           5.935             10.220
  15      11/25/06      12/25/06          753,545,951.00           6.153             10.220
  16      12/25/06      01/25/07          731,323,901.00           5.957             10.220
  17      01/25/07      02/25/07          709,730,177.00           5.968             10.220
  18      02/25/07      03/25/07          688,746,785.00           6.651             10.220
  19      03/25/07      04/25/07          667,625,783.00           5.993             10.220
  20      04/25/07      05/25/07          632,253,354.00           6.227             10.220
  21      05/25/07      06/25/07          598,780,341.00           7.274             10.220
  22      06/25/07      07/25/07          567,015,525.00           7.549             10.220
  23      07/25/07      08/25/07          536,956,970.00           7.320             10.220
  24      08/25/07      09/25/07          508,933,644.00           7.345             10.220
  25      09/25/07      10/25/07          491,040,102.00           7.619             10.220
  26      10/25/07      11/25/07          473,748,730.00           7.384             10.220
  27      11/25/07      12/25/07          457,037,153.00           8.289             10.220
  28      12/25/07      01/25/08          440,918,125.00           8.034             10.220
  29      01/25/08      02/25/08          425,337,519.00           8.056             10.220
  30      02/25/08      03/25/08          410,276,874.00           8.656             10.220
  31      03/25/08      04/25/08          395,718,371.00           8.104             10.220
  32      04/25/08      05/25/08          381,644,810.00           8.410             10.220
  33      05/25/08      06/25/08          368,039,591.00           9.195             10.220
  34      06/25/08      07/25/08          354,895,621.00           9.540             10.220
  35      07/25/08      08/25/08          342,187,768.00           9.253             10.220
  36      08/25/08      09/25/08          329,901,184.00           9.284             10.220
  37      09/25/08      10/25/08          318,021,496.00           9.636             10.220
  38      10/25/08      11/25/08          318,021,496.00           9.002             10.220
  39      11/25/08      12/25/08          313,083,415.00           9.947             10.220
  40      12/25/08      01/25/09          303,256,514.00           9.602             10.220
  41      01/25/09      02/25/09          293,752,981.00           9.588             10.220
  42      02/25/09      03/25/09          284,561,832.00          10.220             10.220
  43      03/25/09      04/25/09          275,672,471.00           9.558             10.220
  44      04/25/09      05/25/09          267,074,665.00           9.870             10.220

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-AR1

       HYPOTHETICAL AVAILABLE FUNDS CAP TABLE FOR THE OFFERED CERTIFICATES


           PAYMENT     AVAIL. FUNDS    AVAIL. FUNDS CAP
PERIOD      DATE      CAP (%) (1)(2)      (%) (1)(3)
------   ----------   --------------   ----------------
   1     10/25/2005        7.295             7.295
   2     11/25/2005        6.122            10.500
   3     12/25/2005        6.329            10.500
   4      1/25/2006        6.130            10.500
   5      2/25/2006        6.135            10.500
   6      3/25/2006        6.799            10.500
   7      4/25/2006        6.148            10.500
   8      5/25/2006        6.361            10.500
   9      6/25/2006        6.165            10.500
  10      7/25/2006        6.380            10.500
  11      8/25/2006        6.184            10.500
  12      9/25/2006        6.194            10.500
  13     10/25/2006        6.411            10.500
  14     11/25/2006        6.215            10.500
  15     12/25/2006        6.433            10.500
  16      1/25/2007        6.237            10.500
  17      2/25/2007        6.248            10.500
  18      3/25/2007        6.931            10.500
  19      4/25/2007        6.273            10.500
  20      5/25/2007        6.507            10.500
  21      6/25/2007        7.542            10.500
  22      7/25/2007        7.816            10.500
  23      8/25/2007        7.588            10.500
  24      9/25/2007        7.613            10.500
  25     10/25/2007        7.886            10.500
  26     11/25/2007        7.652            10.500
  27     12/25/2007        8.406            10.500
  28      1/25/2008        8.156            10.500
  29      2/25/2008        8.179            10.500
  30      3/25/2008        8.768            10.500
  31      4/25/2008        8.227            10.500
  32      5/25/2008        8.527            10.500
  33      6/25/2008        8.754            10.500
  34      7/25/2008        9.075            10.500
  35      8/25/2008        8.811            10.500
  36      9/25/2008        8.842            10.500
  37     10/25/2008        9.170            10.500
  38     11/25/2008        8.585            10.500
  39     12/25/2008        8.799            10.500
  40      1/25/2009        8.506            10.500
  41      2/25/2009        8.498            10.500
  42      3/25/2009        9.399            10.909
  43      4/25/2009        8.480            10.500
  44      5/25/2009        8.754            10.500
  45      6/25/2009        8.473            10.563
  46      7/25/2009        8.746            10.896
  47      8/25/2009        8.455            10.525
  48      9/25/2009        8.446            10.506
  49     10/25/2009        8.718            10.837
  50     11/25/2009        8.428            10.468
  51     12/25/2009        8.699            10.996
  52      1/25/2010        8.409            10.620
  53      2/25/2010        8.399            10.600
  54      3/25/2010        9.289            11.712
  55      4/25/2010        8.380            10.558
  56      5/25/2010        8.650            10.888
  57      6/25/2010        8.361            10.702
  58      7/25/2010        8.630            11.036
  59      8/25/2010        8.342            10.658
  60      9/25/2010        8.332            10.636
  61     10/25/2010        8.600            10.967
  62     11/25/2010        8.313            10.591
  63     12/25/2010        8.579            10.921
  64      1/25/2011        8.293            10.546
  65      2/25/2011        8.283            10.523
  66      3/25/2011        9.159            11.625
  67      4/25/2011        8.263            10.477
  68      5/25/2011        8.528            10.803
  69      6/25/2011        8.243            10.431
  70      7/25/2011        8.507            10.755
  71      8/25/2011        8.222            10.384
  72      9/25/2011        8.212            10.361
  73     10/25/2011        8.475            10.682
  74     11/25/2011        8.192            10.314
  75     12/25/2011        8.454            10.633
  76      1/25/2012         ***              ***

(1) Available Funds Cap for the Offered Certificates is a per annum rate equal to 12 times the quotient of (x) the total scheduled interest on the mortgage loans based on the net mortgage rates in effect on the related due date, divided by (y) the aggregate principal balance of the Offered Certificates as of the first day of the applicable accrual period, multiplied by 30 and divided by the actual number of days in the related accrual period.

(2) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR remain constant at 3.8172% and 4.0374%, respectively.

(3) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR are 3.8172% and 4.0374%, respectively, for the first Distribution Date and both increase to 20.0000% for each Distribution Date thereafter. The values indicated include proceeds from the 1ML Cap, although such proceeds are excluded from the calculation of the Available Funds Cap described herein.

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-AR1

                         DISCOUNT MARGIN TABLE (TO CALL)

                            0%              80%             100%            150%             200%
                      PRICING SPEED    PRICING SPEED    PRICING SPEED   PRICING SPEED   PRICING SPEED
                         TO CALL          TO CALL          TO CALL         TO CALL         TO CALL
                       DISC MARGIN      DISC MARGIN      DISC MARGIN     DISC MARGIN     DISC MARGIN
                      -------------   --------------   --------------   -------------   -------------
CLASS A-1B
   100.00000%                  35.0             35.0             35.0            35.0            35.0
   WAL (YRS)                  19.12             2.72             2.08            1.17            0.90
   PRINCIPAL WINDOW   Oct05 - May34   ~Oct05 - Aug13   ~Oct05 - Dec11   Oct05 - Mar08   Oct05 - Jun07

CLASS A-2
   100.00000%                  28.5             28.5             28.5            28.5            28.5
   WAL (YRS)                  19.23             2.74             2.10            1.18            0.91
   PRINCIPAL WINDOW   Oct05 - May34   ~Oct05 - Aug13   ~Oct05 - Dec11   Oct05 - Mar08   Oct05 - Jun07

CLASS A-3A1
   100.00000%                  13.0             13.0             13.0            13.0            13.0
   WAL (YRS)                  15.06             1.18             1.00            0.71            0.55
   PRINCIPAL WINDOW   Oct05 - Jan28    Oct05 - Nov07    Oct05 - Jul07   Oct05 - Jan07   Oct05 - Sep06

CLASS A-3A2
   100.00000%                  30.0             30.0             30.0            30.0            30.0
   WAL (YRS)                  25.79             3.97             2.82            1.68            1.32
   PRINCIPAL WINDOW   Jan28 - May34   ~Nov07 - Jul13   ~Jul07 - Sep11   Jan07 - Oct07   Sep06 - May07

CLASS A-3A3
   100.00000%                  40.0             40.0             40.0            40.0            40.0
   WAL (YRS)                  28.66             7.90             6.23            2.20            1.66
   PRINCIPAL WINDOW   May34 - May34    Jul13 - Aug13    Sep11 - Dec11   Oct07 - Jan08   May07 - May07

CLASS A-3B
   100.00000%                  35.0             35.0             35.0            35.0            35.0
   WAL (YRS)                  19.66             2.58             1.96            1.14            0.89
   PRINCIPAL WINDOW   Oct05 - May34   ~Oct05 - Aug13   ~Oct05 - Dec11   Oct05 - Jan08   Oct05 - May07

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-AR1

                         DISCOUNT MARGIN TABLE (TO CALL)

                            0%             80%             100%            150%             200%
                      PRICING SPEED   PRICING SPEED   PRICING SPEED    PRICING SPEED   PRICING SPEED
                         TO CALL         TO CALL         TO CALL          TO CALL         TO CALL
                       DISC MARGIN     DISC MARGIN     DISC MARGIN      DISC MARGIN     DISC MARGIN
                      -------------   -------------   -------------   --------------   -------------
CLASS M-1
   100.00000%                  53.0            53.0            53.0             53.0            53.0
   WAL (YRS)                  26.56            5.29            4.69             2.82            1.82
   PRINCIPAL WINDOW   Aug28 - May34   Jan09 - Aug13   May09 - Dec11   ~Mar08 - Jun09   Jun07 - Aug07

CLASS M-2
   100.00000%                  70.0            70.0            70.0             70.0            70.0
   WAL (YRS)                  26.56            5.25            4.44             3.74            2.12
   PRINCIPAL WINDOW   Aug28 - May34   Nov08 - Aug13   Feb09 - Dec11    Jun09 - Jun09   Aug07 - Jan08

CLASS B-1
   100.00000%                 130.0           130.0           130.0            130.0           130.0
   WAL (YRS)                  26.56            5.23            4.36             3.74            2.32
   PRINCIPAL WINDOW   Aug28 - May34   Nov08 - Aug13   Dec08 - Dec11    Jun09 - Jun09   Jan08 - Jan08

CLASS B-2
   100.00000%                 150.0           150.0           150.0            150.0           150.0
   WAL (YRS)                  26.56            5.23            4.33             3.73            2.32
   PRINCIPAL WINDOW   Aug28 - May34   Nov08 - Aug13   Dec08 - Dec11    May09 - Jun09   Jan08 - Jan08

CLASS B-3
   100.00000%                 200.0           200.0           200.0            200.0           200.0
   WAL (YRS)                  26.56            5.22            4.32             3.63            2.32
   PRINCIPAL WINDOW   Aug28 - May34   Oct08 - Aug13   Nov08 - Dec11    Apr09 - Jun09   Jan08 - Jan08

CLASS B-4
   89.66088%                  446.1           608.0           650.0            700.1           858.4
   WAL (YRS)                  26.56            5.22            4.30             3.53            2.32
   PRINCIPAL WINDOW   Aug28 - May34   Oct08 - Aug13   Nov08 - Dec11    Feb09 - Jun09   Jan08 - Jan08

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-AR1

                       DISCOUNT MARGIN TABLE (TO MATURITY)

                            0%             80%            100%            150%           200%
                      PRICING SPEED   PRICING SPEED   PRICING SPEED  PRICING SPEED  PRICING SPEED
                       TO MATURITY     TO MATURITY     TO MATURITY    TO MATURITY    TO MATURITY
                       DISC MARGIN     DISC MARGIN     DISC MARGIN    DISC MARGIN    DISC MARGIN
                      -------------  --------------  --------------  -------------  -------------
CLASS A-1B
   100.00000%                  35.0            37.5            37.8           35.0           35.0
   WAL (YRS)                  19.16            3.02            2.33           1.17           0.90
   PRINCIPAL WINDOW   Oct05 - Apr35  ~Oct05 - Aug24  ~Oct05 - Jan21  Oct05 - Mar08  Oct05 - Jun07

CLASS A-2
   100.00000%                  28.5            30.6            31.0           28.5           28.5
   WAL (YRS)                  19.27            3.07            2.37           1.18           0.91
   PRINCIPAL WINDOW   Oct05 - Apr35  ~Oct05 - Aug24  ~Oct05 - Feb21  Oct05 - Mar08  Oct05 - Jun07

CLASS A-3A1
   100.00000%                  13.0            13.0            13.0           13.0           13.0
   WAL (YRS)                  15.06            1.18            1.00           0.71           0.55
   PRINCIPAL WINDOW   Oct05 - Jan28   Oct05 - Nov07   Oct05 - Jul07  Oct05 - Jan07  Oct05 - Sep06

CLASS A-3A2
   100.00000%                  30.0            30.0            30.0           30.0           30.0
   WAL (YRS)                  25.79            3.97            2.82           1.68           1.32
   PRINCIPAL WINDOW   Jan28 - Aug34  ~Nov07 - Jul13  ~Jul07 - Sep11  Jan07 - Oct07  Sep06 - May07

CLASS A-3A3
   100.00000%                  40.5            47.7            47.4           40.0           40.0
   WAL (YRS)                  29.33           10.38            7.95           2.20           1.66
   PRINCIPAL WINDOW   Aug34 - May35   Jul13 - Sep21   Sep11 - Oct17  Oct07 - Jan08  May07 - May07

CLASS A-3B
   100.00000%                  35.0            36.4            36.4           35.0           35.0
   WAL (YRS)                  19.70            2.73            2.06           1.14           0.89
   PRINCIPAL WINDOW   Oct05 - May35  ~Oct05 - Sep21  ~Oct05 - Oct17  Oct05 - Jan08  Oct05 - May07

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-AR1

                       DISCOUNT MARGIN TABLE (TO MATURITY)

                            0%            80%           100%             150%           200%
                      PRICING SPEED  PRICING SPEED  PRICING SPEED   PRICING SPEED  PRICING SPEED
                       TO MATURITY    TO MATURITY    TO MATURITY     TO MATURITY    TO MATURITY
                       DISC MARGIN    DISC MARGIN    DISC MARGIN     DISC MARGIN    DISC MARGIN
                      -------------  -------------  -------------  --------------  --------------
CLASS M-1
   100.00000%                  53.0           55.1           55.0            56.1            53.0
   WAL (YRS)                  26.66           5.91           5.18            3.29            1.82
   PRINCIPAL WINDOW   Aug28 - Apr35  Jan09 - Jul21  May09 - May18  ~Mar08 - Aug15   Jun07 - Aug07

CLASS M-2
   100.00000%                  70.1           72.6           72.5            80.6            70.1
   WAL (YRS)                  26.66           5.82           4.89            5.62            2.13
   PRINCIPAL WINDOW   Aug28 - Mar35  Nov08 - Feb20  Feb09 - Feb17   Jan10 - Sep13   Aug07 - Feb08

CLASS B-1
   100.00000%                 130.1          134.1          134.2           137.0           135.8
   WAL (YRS)                  26.66           5.74           4.75            4.25            2.57
   PRINCIPAL WINDOW   Aug28 - Feb35  Nov08 - Jun18  Dec08 - Oct15   Jul09 - Dec11   Feb08 - Jun08

CLASS B-2
   100.00000%                 150.1          154.3          154.3           154.1           162.8
   WAL (YRS)                  26.65           5.69           4.68            3.97            2.84
   PRINCIPAL WINDOW   Aug28 - Jan35  Nov08 - Jun17  Dec08 - Dec14   May09 - May11   Jun08 - Aug08

CLASS B-3
   100.00000%                 200.1          205.1          205.1           204.6           244.6
   WAL (YRS)                  26.64           5.63           4.64            3.84            4.77
   PRINCIPAL WINDOW   Aug28 - Dec34  Oct08 - Nov16  Nov08 - Jul14   Apr09 - Feb11  ~Aug08 - Aug12

CLASS B-4
   89.66088%                  446.2          605.0          645.3           693.2           635.4
   WAL (YRS)                  26.63           5.55           4.55            3.69            4.97
   PRINCIPAL WINDOW   Aug28 - Nov34  Oct08 - Apr16  Nov08 - Jan14   Feb09 - Oct10   Mar10 - Apr11

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-AR1

                               BREAKEVEN CDR TABLE

The tables below display the Constant Default Rate ("CDR"), and the related cumulative collateral loss, that can be sustained without the referenced Class incurring a writedown. Calculations are run to maturity at both static (1ML = 3.8172%, 6ML = 4.0374%) and forward LIBOR, and at varying loss severity percentages. Other assumptions include: (1) prepayment speed at 20% HEP for the fixed rate mortgage loans and 100% PPC for the adjustable rate mortgage loans,
(2) 0 month lag from default to loss, (3) 100% P&I advancing, (4) triggers fail (i.e., no stepdown and Class A Certificates pay sequentially from month 1):

                                 STATIC LIBOR                     FORWARD LIBOR
                        ------------------------------   ------------------------------
                        25% LOSS   35% LOSS   45% LOSS   25% LOSS   35% LOSS   45% LOSS
                        SEVERITY   SEVERITY   SEVERITY   SEVERITY   SEVERITY   SEVERITY
                        --------   --------   --------   --------   --------   --------
CLASS M-1   CDR Break     48.0%      29.7%      21.5%      46.4%      28.4%      20.5%
            Cum Loss     16.93%     18.07%     18.82%     16.64%     17.58%     18.21%
                         -----      -----      -----      -----      -----      -----
CLASS M-2   CDR Break     29.2%      19.5%      14.6%      27.5%      18.3%      13.7%
            Cum Loss     12.78%     13.68%     14.22%     12.30%     13.07%     13.55%
                         -----      -----      -----      -----      -----      -----
CLASS B-1   CDR Break     22.8%      15.6%      11.8%      21.2%      14.4%      10.9%
            Cum Loss     10.88%     11.63%     12.05%     10.36%     10.95%     11.31%
                         -----      -----      -----      -----      -----      -----
CLASS B-2   CDR Break     20.4%      14.1%      10.8%      18.8%      13.0%       9.9%
            Cum Loss     10.08%     10.77%     11.22%      9.52%     10.12%     10.46%
                         -----      -----      -----      -----      -----      -----
CLASS B-3   CDR Break     18.0%      12.6%       9.7%      16.5%      11.5%       8.8%
            Cum Loss      9.23%      9.87%     10.28%      8.66%      9.18%      9.49%
                         -----      -----      -----      -----      -----      -----
CLASS B-4   CDR Break     16.0%      11.3%       8.7%      14.6%      10.3%       7.9%
            Cum Loss      8.46%      9.05%      9.39%      7.90%      8.40%      8.66%
                         -----      -----      -----      -----      -----      -----

                              (Plot points to come)

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-AR1

                                  EXCESS SPREAD

Calculations are run to call at both static (1ML = 3.8172%, 6ML = 4.0374%) and forward LIBOR. Excess spread means the per annum rate equal to 12 times the quotient of (x) the difference between (a) the total scheduled interest of the mortgage loans based on the Net Mortgage Rates in effect on the related due date minus (b) the total interest due on the Offered Certificates, divided by (y) the aggregate principal balance of the Offered Certificates as of the first day of the applicable accrual period. Other assumptions include: (1) prepayment speed is 20% HEP for the fixed rate mortgage loans and 100% PPC for the adjustable rate mortgage loans, (2) no defaults and no losses:

          EXCESS SPREAD IN   EXCESS SPREAD IN
                 BPS                BPS
 PERIOD    (STATIC LIBOR)     (FORWARD LIBOR)
-------   ----------------   ----------------
Avg yr1          212                184
Avg yr2          255                197
Avg yr3          404                359
Avg yr4          429                401
Avg yr5          421                382

            EXCESS                             EXCESS
          SPREAD IN     1 MONTH   6 MONTH     SPREAD IN
         BPS (STATIC    FORWARD   FORWARD   BPS (FORWARD
PERIOD      LIBOR)       LIBOR     LIBOR       LIBOR)
------   -----------   --------   -------   ------------
   1         267        3.8172%   4.0374%        267
   2         199        3.8990%   4.0961%        190
   3         212        3.9929%   4.1474%        195
   4         199        4.0584%   4.1868%        174
   5         199        4.1033%   4.2096%        170
   6         241        4.1682%   4.2259%        208
   7         200        4.1516%   4.2410%        166
   8         214        4.1958%   4.2617%        176
   9         200        4.2265%   4.2793%        159
  10         215        4.1859%   4.2944%        178
  11         201        4.2099%   4.3239%        161
  12         202        4.2508%   4.3497%        157
  13         216        4.2734%   4.3732%        171
  14         202        4.2988%   4.3990%        154
  15         217        4.3225%   4.4223%        167
  16         203        4.3471%   4.4466%        150
  17         204        4.3709%   4.4707%        148
  18         246        4.3930%   4.4930%        193
  19         205        4.4179%   4.5084%        144
  20         220        4.4408%   4.4995%        159
  21         331        4.4632%   4.4888%        266
  22         346        4.4860%   4.4752%        281
  23         332        4.5085%   4.4590%        263
  24         334        4.4825%   4.4410%        267
  25         349        4.3672%   4.4276%        295
  26         336        4.3755%   4.4361%        280
  27         399        4.3841%   4.4436%        352
  28         385        4.3920%   4.4517%        336
  29         387        4.3993%   4.4588%        336
  30         417        4.4071%   4.4663%        370
  31         389        4.4143%   4.4716%        337
  32         405        4.4212%   4.4693%        354
  33         441        4.4290%   4.4664%        406
  34         457        4.4356%   4.4627%        424
  35         444        4.4426%   4.4590%        408
  36         445        4.4372%   4.4537%        410
  37         462        4.3998%   4.4505%        432
  38         417        4.4037%   4.4541%        384
  39         429        4.4078%   4.4574%        402
  40         417        4.4115%   4.4613%        387
  41         418        4.4145%   4.4644%        388
  42         463        4.4175%   4.4676%        438
  43         418        4.4220%   4.4826%        386
  44         433        4.4249%   4.5211%        403
  45         419        4.4284%   4.5645%        397
  46         433        4.4312%   4.6058%        412
  47         417        4.4351%   4.6499%        394
  48         417        4.5023%   4.6955%        387
  49         431        4.6610%   4.7313%        387
  50         416        4.6717%   4.7413%        368
  51         430        4.6810%   4.7498%        397
  52         415        4.6906%   4.7600%        378
  53         414        4.6987%   4.7688%        376
  54         457        4.7072%   4.7770%        427
  55         412        4.7177%   4.7834%        372
  56         426        4.7258%   4.7783%        388
  57         410        4.7349%   4.7734%        369
  58         424        4.7434%   4.7668%        385
  59         408        4.7524%   4.7613%        365
  60         407        4.7352%   4.7527%        365
  61         421        4.6883%   4.7488%        386
  62         405        4.6944%   4.7547%        367
  63         419        4.6998%   4.7607%        382
  64         403        4.7064%   4.7655%        362
  65         402        4.7103%   4.7699%        360
  66         445        4.7151%   4.7757%        411
  67         400        4.7212%   4.7821%        356
  68         413        4.7266%   4.7907%        372
  69         397        4.7309%   4.7981%        355
  70         411        4.7354%   4.8057%        371
  71         395        4.7403%   4.8142%        351
  72         394        4.7505%   4.8217%        349
  73         408        4.7691%   4.8278%        363
  74         392        4.7731%   4.8323%        344
  75         406        4.7773%   4.8363%        362
  76         ***        4.7824%   4.8407%        ***

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.